SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

MANAGERS AMG FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

May 15, 2013

MANAGERS AMG FUNDS

Dear Shareholder:

I am writing to you about a series of important proposals relating to Managers AMG Funds (“Managers AMG Funds” or the “Trust”) and each of its series (each, a “Fund” and collectively, the “Funds”). This joint proxy statement asks you to consider and vote on the following three proposals: (1) to elect ten trustees of the Trust (the “Board”), including three nominees who are not currently trustees of the Trust; (2) if you are a shareholder of Essex Small/Micro Cap Growth Fund, GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, Renaissance Large Cap Growth Fund, Skyline Special Equities Portfolio, Systematic Mid Cap Value Fund, Systematic Value Fund, TimesSquare International Small Cap Fund, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund or Trilogy International Small Cap Fund, to amend the Funds’ “fundamental” investment restrictions; and (3) to amend and restate the Master Trust Agreement of the Trust, as amended through the date hereof.

A combined special meeting of shareholders (the “Meeting”) of the Funds has been scheduled for July 2, 2013 to vote on these matters. If you are a shareholder of record of any of the Funds as of the close of business on May 6, 2013, you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on proposals for the Funds, as noted above. For the reasons discussed in the enclosed materials, the Board recommends that you vote “FOR” all proposals.

You can vote in one of four ways:

•	Over the Internet, through the website listed on the proxy card,

•	By telephone, using the toll-free number listed on the proxy card,

•	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

•	In person at the shareholder meeting on July 2, 2013.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Your vote is extremely important. Shareholder meetings of the Funds do not occur often, so we ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call D. F. King & Co., Inc., the Funds’ proxy solicitor, toll-free at 1-800-791-3320.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Keitha L. Kinne
Keitha L. Kinne President

Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience along with instructions on how to vote over the Internet or by telephone should you prefer to vote by one of those methods.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders (“Joint Proxy Statement”).

Q.	Why am I receiving this Joint Proxy Statement?

A.	You are receiving these proxy materials — that include the Joint Proxy Statement and your proxy card — because you have the right to vote on important proposals concerning Managers AMG Funds (“Managers AMG Funds” or the “Trust”) and its series, Essex Small/Micro Cap Growth Fund, GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, Renaissance Large Cap Growth Fund, Skyline Special Equities Portfolio, Systematic Mid Cap Value Fund, Systematic Value Fund, TimesSquare International Small Cap Fund, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund, Trilogy International Small Cap Fund, Yacktman Focused Fund and Yacktman Fund (each, a “Fund” and collectively, the “Funds”). Each of these proposals is described below.

Q.	What are the proposals about?

A.	This proxy statement presents three proposals. Shareholders of all Funds are being asked to vote on Proposals 1 and 3. Shareholders of Essex Small/Micro Cap Growth Fund, GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, Renaissance Large Cap Growth Fund, Skyline Special Equities Portfolio, Systematic Mid Cap Value Fund, Systematic Value Fund, TimesSquare International Small Cap Fund, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund and Trilogy International Small Cap Fund (each, a “Proposal 2 Fund,” and collectively, the “Proposal 2 Funds”) are being asked to vote on Proposal 2. The board of trustees of the Trust (the “Board”) and Managers Investment Group LLC (“Managers” or the “Manager”), the Funds’ investment manager, believe Proposals 1 and 3 are appropriate for the Funds and Proposal 2 is appropriate for the Proposal 2 Funds for the reasons described below.

Proposal 1

This proposal relates to the election of trustees (each, a “Nominee”) to the Board. Over recent years, the number of funds and amount of fund assets in the Trust, Managers Trust I, The Managers Funds and Managers Trust II (together, the “Managers Fund Complex”) have increased substantially. In light of these

i

changes, and as part of the Board’s succession planning efforts to ensure continuity in the oversight of the Managers Fund Complex and the Board’s continuing discharge of its fiduciary duties to the Managers Fund Complex on a long-term basis, the Board has determined to increase the number of Trustees to ten. The Board currently consists of seven Trustees. You are, therefore, being asked to elect the seven incumbent Trustees and three new nominees to the Board. The incumbent Trustee nominees are Bruce B. Bingham, William E. Chapman, II, Edward J. Kaier, Steven J. Paggioli, Eric Rakowski, Thomas R. Schneeweis, and Christine C. Carsman. The new nominees are Kurt Keilhacker, Richard F. Powers III and Victoria Sassine. For the reasons discussed in the Joint Proxy Statement, the Board recommends that you vote “FOR” this Proposal 1. Shareholders of the Funds have the option of voting on the election of each Nominee separately.

Proposal 2

This proposal relates to the proposed amendment of the “fundamental” investment restrictions of each Proposal 2 Fund. The proposed changes are intended to update and standardize the Proposal 2 Funds’ fundamental investment restrictions, while continuing to fully satisfy the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, and are not intended to modify any applicable fiduciary standards. The proposed changes are designed to provide the Funds’ subadvisors, portfolio managers and the Board increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described in Proposal 2. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the Trust, and the Managers Fund Complex more generally, by simplifying and making uniform the fundamental investment restrictions across the Proposal 2 Funds in the Trust and most of the other funds in the Managers Fund Complex. Approval is also therefore being sought from shareholders of most of the other funds in the Managers Fund Complex to update their respective fundamental investment restrictions in a similar manner for consistency across the Managers Fund Complex. Adoption of the proposed fundamental investment restrictions will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders. Furthermore, Managers has indicated that it has no present intention to change in any significant way the Proposal 2 Funds’ investment strategies or the manner in which the Proposal 2 Funds are managed if the proposal is approved. For the reasons discussed in the Joint Proxy Statement, the Board recommends that you vote “FOR” this Proposal 2. Shareholders of each Proposal 2 Fund have the option of voting on the amendment of each “fundamental” investment restriction of such Fund separately.

Proposal 3

This proposal relates to the proposed amendment and restatement of the Master Trust Agreement of the Trust. The Board believes that it is in the best interests of shareholders to modernize the existing Master Trust Agreement, as well as the declarations of trust for the other funds in the Managers Fund Complex. The proposed changes are intended to make the administration of the Funds and the other funds in the Managers Fund Complex more efficient and cost-effective on a going forward basis, and provide more flexibility for the operations of the Funds and the other funds in the Managers Fund Complex, while continuing to require the Funds, the other funds in the Managers Fund Complex, the Manager and the Trustees to operate in accordance with all applicable laws and fiduciary standards. Approval is also therefore being sought from shareholders of the other funds in the Managers Fund Complex to update their respective declarations of trust in a similar manner for consistency across the Managers Fund Complex. Adoption of the proposed amendment and restatement of the Master Trust Agreement will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders, nor will your Fund’s current investments and investment objectives and policies necessarily change by virtue of the adoption of the proposed amendment and restatement of the Master Trust Agreement. For the reasons discussed in the Joint Proxy Statement, the Board recommends that you vote “FOR” this Proposal 3. Shareholders of the Funds have the option of voting on certain significant changes to the Trust’s Master Trust Agreement separately.

Q.	When is the Meeting?

A.	The enclosed proxy is being solicited for use at the combined special meeting of shareholders of the Trust to be held on July 2, 2013 (the “Meeting”) at the offices of the Manager, 800 Connecticut Avenue, Norwalk, Connecticut 06854, at 2:00 p.m. Eastern Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Combined Special Meeting of Shareholders.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” each proposal. Please see the sections of the proxy materials discussing each proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	Why am I receiving information about Funds I do not own?

A.

Proposals 1 and 3 are relevant to all of the Funds, and management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for all of the Funds. Shares of all the Funds will vote in the aggregate and not separately by

Fund with respect to Proposal 1 (election of Trustees). Shares of all the Funds will vote in the aggregate with respect to each of the sub-proposals in Proposal 3 (amendment and restatement of the current master trust agreement). Each of the sub-proposals in Proposal 3 is conditioned upon the approval by the shareholders of the other sub-proposals in Proposal 3, and the entire Proposal 3 will fail if the shareholders of the Trust do not approve any such individual sub-proposal in Proposal 3. An unfavorable vote on any sub-proposal in Proposal 3 by the shareholders of the Trust will result in the current master trust agreement remaining in effect and the Board will determine whether to effectuate those amendments that do not require shareholder approval. Only shares of the Proposal 2 Funds will vote on Proposal 2 (amendment of certain fundamental investment restrictions). Shares of the applicable Funds will vote separately by Fund on each of the sub-proposals in Proposal 2. An unfavorable vote on any sub-proposal in Proposal 2 by the shareholders of one Fund will not affect the implementation of any other sub-proposal by such Fund if such sub-proposal is approved by shareholders of such Fund nor will it affect the implementation of a comparable sub-proposal by another Fund if such sub-proposal is approved by shareholders of such other Fund.

Q.	What vote is required to approve the proposals?

A.	With respect to Proposal 1, the election of Trustees, an affirmative vote of the holders of a plurality of the Trust’s shares present at the meeting in person or by proxy is required to elect each individual nominated as a Trustee. Proposal 1 will be voted on by all shareholders of the Trust.

With respect to Proposal 2, each Proposal 2 Fund will vote separately on a Fund-by-Fund, sub-proposal-by-sub-proposal basis. With respect to a particular Fund, each sub-proposal must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal (or sub-proposal) present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal (or sub-proposal).

With respect to Proposal 3, the amendment and restatement of the current master trust agreement, all Funds will vote together on a Trust-level, sub-proposal-by-sub-proposal basis. Each sub-proposal must receive the affirmative vote of a majority of the shares of the Trust voted at the Meeting. Each of the sub-proposals in Proposal 3 is conditioned upon the approval by the shareholders of the other sub-proposals in Proposal 3, and the entire Proposal 3 will fail if the shareholders of the Trust do not approve any such individual sub-proposal in Proposal 3.

On each matter submitted to a vote of the shareholders, you are entitled to one vote, or fraction thereof, for each dollar of net asset value, or fraction thereof, standing in your name on the books of the Trust.

Q.	Will my vote make a difference?

A.	Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q.	If I am a small investor, why should I vote?

A.	You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.	How do I place my vote?

A.	You may provide a Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call D. F. King & Co., Inc., the Funds’ proxy solicitor, toll-free at 1-800-791-3320.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call D. F. King & Co., Inc., the Funds’ proxy solicitor, toll-free at 1-800-791-3320.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

Prompt voting is requested.

v

MANAGERS AMG FUNDS

NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 2, 2013

Notice is hereby given that a combined special meeting of shareholders (the “Meeting”) of Managers AMG Funds (“Managers AMG Funds” or the “Trust”) and each of its series, Essex Small/Micro Cap Growth Fund, GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, Renaissance Large Cap Growth Fund, Skyline Special Equities Portfolio, Systematic Mid Cap Value Fund, Systematic Value Fund, TimesSquare International Small Cap Fund, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund, Trilogy International Small Cap Fund, Yacktman Focused Fund and Yacktman Fund (each, a “Fund” and collectively, the “Funds”) will be held at the offices of Managers Investment Group LLC (“Managers” or the “Manager”), 800 Connecticut Avenue, Norwalk, Connecticut 06854 on July 2, 2013 at 2:00 p.m. Eastern Time for the purposes listed below:

Proposal Summary	Fund(s) Voting on the Proposal
1. Election of Trustees.	All Funds will vote together on a Trust-level basis.

2. Amendment of “fundamental” investment restrictions of the Funds.	Essex Small/Micro Cap Growth Fund, GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, Renaissance Large Cap Growth Fund, Skyline Special Equities Portfolio, Systematic Mid Cap Value Fund, Systematic Value Fund, TimesSquare International Small Cap Fund, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund and Trilogy International Small Cap Fund will vote separately on a Fund-by-Fund, sub-proposal-by-sub-proposal basis.

3. Amendment and restatement of the Master Trust Agreement of the Trust.	All Funds will vote together on a Trust-level, sub-proposal-by-sub-proposal basis.

Proposal Summary	Fund(s) Voting on the Proposal
4. Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.	All Funds.

Each of the sub-proposals in Proposal 3 is conditioned upon the approval by the shareholders of the other sub-proposals in Proposal 3, and the entire Proposal 3 will fail if the shareholders of the Trust do not approve any such individual sub-proposal in Proposal 3.

After careful consideration, the board of trustees of the Trust (the “Board” or the “Trustees”) unanimously recommends that shareholders vote “FOR” all proposals.

Shareholders of record at the close of business on May 6, 2013 are entitled to notice of, and to vote at, the Meeting, even if shareholders no longer own shares.

We call your attention to the accompanying joint proxy statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting. Please call D. F. King & Co., Inc., the Funds’ proxy solicitor, toll-free at 1-800-791-3320 if you have any questions relating to attending the Meeting in person or your vote instructions.

By Order of the Board of Trustees,

/s/ Lewis Collins
Lewis Collins Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON JULY 2, 2013

This Joint Proxy Statement and the accompanying Notice of Combined Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about Essex Small/Micro Cap Growth Fund in such Fund’s annual report, dated May 31, 2012, including financial reports for the fiscal year ended May 31, 2012, and in such Fund’s semi-annual report, dated November 30, 2012. Shareholders can find important information about each of Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund and Trilogy International Small Cap Fund in such Fund’s annual report, dated October 31, 2012, including financial reports for the fiscal year ended October 31, 2012. Shareholders can find important information about each of GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, Renaissance Large Cap Growth Fund, Skyline Special Equities Portfolio, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Yacktman Focused Fund and Yacktman Fund in such Fund’s annual report, dated December 31, 2012, including financial reports for the fiscal year ended December 31, 2012. Shareholders can find important information about each of Systematic Mid Cap Value Fund and Systematic Value Fund in such Fund’s annual report, dated February 28, 2013, including financial reports for the fiscal year ended February 28, 2013. Because TimesSquare International Small Cap Fund commenced operations on January 2, 2013, there are no financial statements available for such Fund. You may obtain copies of these reports without charge by writing to Managers Investment Group LLC, 800 Connecticut Avenue, Norwalk, Connecticut 06854, or by calling 1-800-835-3879, or on the Funds’ website at www.managersinvest.com.

Your vote is very important to us regardless of the number of votes you hold. Shareholders who do not expect to attend the meeting are requested to complete, sign, date and return the accompanying proxy card in the enclosed envelope, which needs no postage if mailed in the United States. It is important that your proxy card be returned promptly.

For your convenience, you may also vote by telephone or over the Internet by following the instructions on the proxy card. If you vote by telephone or over the Internet, please do not return your proxy card unless you elect to change your vote.

x

MANAGERS AMG FUNDS

JOINT PROXY STATEMENT

COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 2, 2013

This joint proxy statement (“Joint Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the board of trustees (the “Board” or the “Trustees”) of Managers AMG Funds (“Managers AMG Funds” or the “Trust”) and its series, Essex Small/Micro Cap Growth Fund, GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, Renaissance Large Cap Growth Fund, Skyline Special Equities Portfolio, Systematic Mid Cap Value Fund, Systematic Value Fund, TimesSquare International Small Cap Fund, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund, Trilogy International Small Cap Fund, Yacktman Focused Fund and Yacktman Fund (each, a “Fund” and collectively, the “Funds”). The proxies are being solicited for use at a combined special meeting of shareholders of the Trust to be held at the offices of Managers Investment Group LLC (“Managers” or the “Manager”), 800 Connecticut Avenue, Norwalk, Connecticut 06854 on July 2, 2013 at 2:00 p.m. Eastern Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”).

The Board has called the Meeting and is soliciting proxies from shareholders of each Fund for the purposes listed below:

Proposal Summary	Fund(s) Voting on the Proposal
1. Election of Trustees.	All Funds will vote together on a Trust-level basis.

2. Amendment of “fundamental” investment restrictions of the Funds.	Essex Small/Micro Cap Growth Fund, GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, Renaissance Large Cap Growth Fund, Skyline Special Equities Portfolio, Systematic Mid Cap Value Fund, Systematic Value Fund, TimesSquare International Small Cap Fund, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund and Trilogy International Small Cap Fund will vote separately on a Fund-by-Fund, sub-proposal-by-sub-proposal basis.

Proposal Summary	Fund(s) Voting on the Proposal
3. Amendment and restatement of the Master Trust Agreement of the Trust.	All Funds will vote together on a Trust-level, sub-proposal-by-sub-proposal basis.

4. Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.	All Funds.

Each of the sub-proposals in Proposal 3 is conditioned upon the approval by the shareholders of the other sub-proposals in Proposal 3, and the entire Proposal 3 will fail if the shareholders of the Trust do not approve any such individual sub-proposal in Proposal 3.

This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about May 15, 2013.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the Funds. You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on May 6, 2013 (the “Record Date”) even if you no longer own shares.

If you have any questions about the proposals or about voting, please call D. F. King & Co., Inc., the Funds’ proxy solicitor, at 1-800-791-3320.

OVERVIEW OF THE PROPOSALS

Proposal 1

Election of Trustees

Over recent years, the number of funds and amount of fund assets in the Trust, Managers Trust I, The Managers Funds and Managers Trust II (together, the “Managers Fund Complex”) have increased substantially. In light of these changes, and as part of the Board’s succession planning efforts to ensure continuity in the oversight of the Managers Fund Complex and the Board’s continuing discharge of its fiduciary duties to the Managers Fund Complex on a long-term basis, the Board has determined to increase the number of Trustees to ten. The Board currently consists of seven Trustees. You are, therefore, being asked to elect the seven incumbent Trustees and three new nominees to the Board. The incumbent Trustee nominees are Bruce B. Bingham, William E. Chapman, II, Edward J. Kaier, Steven J. Paggioli, Eric Rakowski, Thomas R. Schneeweis, and Christine C. Carsman. The new nominees are Kurt Keilhacker, Richard F. Powers III and Victoria Sassine. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” the election of each nominee.

Proposal 2

Approval of Amendment of Fundamental Investment Restrictions

You are being asked to approve updates to and the standardization of the investment restrictions of Essex Small/Micro Cap Growth Fund, GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, Renaissance Large Cap Growth Fund, Skyline Special Equities Portfolio, Systematic Mid Cap Value Fund, Systematic Value Fund, TimesSquare International Small Cap Fund, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund and Trilogy International Small Cap Fund through the amendment of the Funds’ “fundamental” investment restrictions. The proposed changes are intended to update and standardize the Funds’ fundamental investment restrictions, while continuing to fully satisfy the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, and are not intended to modify any applicable fiduciary standards. The proposed changes are designed to provide the applicable Funds’ subadvisors, portfolio managers and the Board increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described in Proposal 2. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the Trust, and the Managers Fund Complex more generally, by simplifying and making uniform the fundamental investment restrictions across the above mentioned Funds in the Trust and most of the other funds in the Managers Fund Complex. Approval is also therefore being sought from shareholders of most of the other funds in the Managers Fund Complex to update their respective fundamental investment restrictions in a similar manner for consistency across the Managers Fund Complex. Adoption of the proposed fundamental investment restrictions will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders. Furthermore, Managers has indicated that it has no present intention to change in any significant way the above mentioned Funds’ investment strategies or the manner in which the above mentioned Funds are managed if the proposal is approved. As to sub-proposals 2.A through 2.H, the shareholders of Essex Small/Micro Cap Growth Fund, GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, Renaissance Large Cap Growth Fund, Skyline Special Equities Portfolio, Systematic Mid Cap Value Fund, Systematic Value Fund, TimesSquare International Small Cap Fund, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund and Trilogy International Small Cap Fund will vote separately on a Fund-by-Fund and sub-proposal-by-sub-proposal basis. Therefore, should a change to a fundamental investment restriction not be approved for a Fund, such Fund’s current fundamental investment restriction would continue to apply. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” this proposal.

Proposal 3

Adoption of Amended and Restated Agreement and Declaration of Trust of the Trust

You are being asked to approve the amendment and restatement of the Master Trust Agreement of the Trust. The Board believes that it is in the best interests of shareholders to modernize the existing Master Trust Agreement, as well as the declarations of trust for the other funds in the Managers Fund Complex. The proposed changes are intended to make the administration of the Funds and the other funds in the Managers Fund Complex more efficient and cost-effective on a going forward basis, and provide more flexibility for the operations of the Funds and the other funds in the Managers Fund Complex, while continuing to require the Funds, the other funds in the Managers Fund Complex, the Manager and the Trustees to operate in accordance with all applicable laws and fiduciary standards. Approval is also therefore being sought from shareholders of the other funds in the Managers Fund Complex to update their respective declarations of trust in a similar manner for consistency across the Managers Fund Complex. Adoption of the proposed amendment and restatement of the Master Trust Agreement will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders, nor will your Fund’s current investments and investment objectives and policies necessarily change by virtue of the adoption of the proposed amendment and restatement of the Master Trust Agreement.

Certain of the changes to the Master Trust Agreement, set forth as sub-proposals 3.A and 3.B below, require a separate vote by shareholders. The remaining changes will be voted on as one sub-proposal, sub-proposal 3.C. All Funds will vote together on a Trust-level, sub-proposal-by-sub-proposal basis. Each of the sub-proposals in Proposal 3 is conditioned upon the approval by the shareholders of the other sub-proposals in Proposal 3, and the entire Proposal 3 will fail if the shareholders of the Trust do not approve any such individual sub-proposal in Proposal 3. If each of sub-proposals 3.A through 3.C is not approved by the shareholders of the Trust collectively, the Master Trust Agreement and all previous amendments will remain in effect and the Board will determine whether to effectuate those amendments that do not require shareholder approval. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” this proposal.

The Board, including the Independent Trustees, unanimously recommends that shareholders vote “FOR” the election of each nominee, “FOR” the approval of the changes to the Funds’ fundamental investment restrictions and “FOR” the approval of the proposed amendment and restatement of the Trust’s Master Trust Agreement. Shareholders of the Funds have the option of voting on the election of each nominee separately, shareholders of each applicable Fund have the option of voting on the amendment of each “fundamental” investment restriction of such Fund separately and shareholders of the Funds have the option of voting on certain significant changes to the Trust’s Master Trust Agreement separately. Unmarked, properly signed and dated proxy cards will be voted “FOR” all of the proposals.

PROPOSAL 1 — ELECTION OF TRUSTEES

Over recent years, the number of funds and amount of fund assets in the Managers Fund Complex have increased substantially. In light of these changes, and as part of the Board’s succession planning efforts to ensure continuity in the oversight of the Managers Fund Complex and the Board’s continuing discharge of its fiduciary duties to the Managers Fund Complex on a long-term basis, the Board has determined to increase the number of Trustees to ten. The Board currently consists of seven Trustees. The Board has proposed the following ten nominees for election by shareholders (each a “Nominee”), each to hold office for an indefinite term until his or her death, resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time: Bruce B. Bingham, William E. Chapman, II, Edward J. Kaier, Kurt Keilhacker, Steven J. Paggioli, Richard F. Powers III, Eric Rakowski, Victoria Sassine, Thomas R. Schneeweis and Christine C. Carsman. Messrs. Bingham, Chapman, Kaier, Paggioli, Rakowski and Schneeweis and Ms. Carsman are collectively referred to herein as the “Incumbent Trustee Nominees.” Messrs. Keilhacker and Powers and Ms. Sassine are collectively referred to herein as the “New Trustee Nominees.” Each of the Nominees has consented to serve or continue to serve, as the case may be, as a Trustee. Certain biographical and other information relating to the Nominees, including each Nominee’s experience, qualifications, attributes and skills for Board membership, is set forth below. Nine of the Nominees are expected to be Independent Trustees (meaning that they would not be considered “interested persons” as defined in the 1940 Act) and one of the Nominees would continue to be an Interested Trustee (meaning that she is considered an “interested person” as defined in the 1940 Act) of the Trust by virtue of her position with, and interest in securities of, Affiliated Managers Group, Inc. (“AMG”), and her former position as Chief Legal Officer of the Trust. Messrs. Chapman, Kaier, Paggioli, Rakowski and Schneeweis are Independent Trustee incumbents who were previously elected by shareholders, and Mr. Bingham is an Independent Trustee incumbent who was previously appointed by the Board and is standing for election by shareholders for the first time. Ms. Carsman is an Interested Trustee incumbent who was previously appointed by the Board and is standing for election by shareholders for the first time. Messrs. Keilhacker and Powers and Ms. Sassine are expected to be Independent Trustees, if elected. Jack W. Aber, who had served as a Trustee since 1999, retired from the Board effective December 31, 2012 pursuant to the Board’s policy that a Trustee retire at the end of the calendar year in which the Trustee reaches the age of 75. On December 13-14, 2012, the members of the Trust’s Nominating Committee (described below) presented their recommended nominees to the Independent Trustees, and the Independent Trustees selected and nominated the Incumbent Trustee Nominees and the New Trustee Nominees, and on December 13-14, 2012, the Board voted to submit the Incumbent Trustee Nominees and the New Trustee Nominees to a vote of shareholders of the Trust. The Board knows of no reason why any of these Nominees would be unable to serve.

Reason for the Proposal

Section 16(a) of the 1940 Act provides that no person shall serve as a director of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the directors then holding office shall have been elected to such office by the shareholders of the company at such an annual or special meeting.

Of the seven incumbent Trustees, three (Messrs. Chapman, Kaier and Rakowski) were elected by shareholders in 1999, and two (Messrs. Paggioli and Schneeweis) were elected by shareholders in 2004. Ms. Carsman and Mr. Bingham were appointed to the Board without a vote of shareholders, as permitted by Section 16(a) of the 1940 Act. It is necessary to hold a shareholder meeting for the purpose of electing Messrs. Keilhacker and Powers and Ms. Sassine to the Board. The Board has considered it appropriate that all of the current Trustees stand for election by the shareholders.

Information About the Board and the Nominees

The Board provides broad supervision over the affairs of the Trust and the Funds. An Independent Trustee serves as Chairman of the Board. A separate individual serves as Principal Executive Officer of the Trust, as described below under “Principal Officers of the Trust.” In addition, the Board also has two standing committees, the Audit Committee and Governance Committee, each comprised of all of the Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities. The Board and its Governance Committee (as described below) appointed a Nominating Committee, comprised of certain Independent Trustees, for purposes of assisting the Board and its Governance Committee in the search for Trustee candidates. The Nominating Committee completed its mandate as of the end of the Board meeting held on December 13-14, 2012.

The Board’s role in management of the Trust is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis, and at these meetings the officers of the Funds and the Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Funds’ Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Trustees and the Independent Trustees’ independent legal counsel, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their independent legal counsel.

The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Trust has retained Managers as the Funds’ investment adviser and administrator. Managers provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds, and management of the risks that arise from the Funds’ investments and operations. Employees of Managers serve as several of the Funds’ officers, including the Funds’ President. The Board provides oversight of the services provided by Managers and the Funds’ officers, including their risk management activities. On an annual basis, the Funds’ Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board receives periodic reports from the Funds’ Chief Legal Officer on Managers’ risk management activities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding the compliance of the Funds with federal and state securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board receives periodic reports from the portfolio managers of the Funds’ subadvisors and Managers’ investment research team regarding the management of the Funds, including their investment risks. The Board also receives periodic reports from the Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of Managers regarding Managers’ general business operations.

With respect to Essex Small/Micro Cap Growth Fund, during the fiscal year ended May 31, 2012, the Board met seven times. With respect to Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund and Trilogy International Small Cap Fund, during the fiscal year ended October 31, 2012, the Board met seven times. With respect to GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, Renaissance Large Cap Growth Fund, Skyline Special Equities Portfolio, TimesSquare International Small Cap Fund, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Yacktman Focused Fund and Yacktman Fund, during the fiscal year ended December 31, 2012, the Board met eight times. With respect to Systematic Mid Cap Value Fund and Systematic Value Fund, during the fiscal year ended February 28, 2013, the Board met seven times. With respect to each Fund, for the fiscal year noted above, each Incumbent Trustee Nominee who was then a member of the Board was present for all of the meetings of the Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

The following table lists the Nominees, including all current Trustees, their names and ages, the positions held with the Trust and length of time served, their principal business occupations during the past five years and other directorships held in any publicly-traded company or any registered investment company during the past five years, as well as the experience, qualifications, attributes and skills for serving as Trustees.

There are sixteen Funds in the Trust, all of which are overseen by the Board (and would be overseen by all Nominees, if elected). The address of each Nominee is 800 Connecticut Avenue, Norwalk, Connecticut 06854. Correspondence intended for a current Trustee may be sent to this address.

Name and Age at December 31, 2012	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Nominees who are not “interested persons” of the Trust:
Bruce B. Bingham, 64	Trustee since 2012	Partner, Hamilton Partners (real estate development firm) (1987-Present)	37	Director of The Yacktman Funds, Inc. (2 portfolios)	Significant board experience; experienced businessman; familiar with financial statements

William E. Chapman, II, 71	Trustee since 1999; Independent Chairman; Chairman of the Governance Committee	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Trustee of Bowdoin College (2002-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-Nov. 2009)	37	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board and Chairman of the Trust’s Governance Committee

Edward J. Kaier, 67	Trustee since 1999; Chairman of the Audit Committee	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	37	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; practicing attorney; continuing service as Chairman of the Trust’s Audit Committee

Name and Age at December 31, 2012	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Kurt Keilhacker, 49	Nominee	Managing Member, TechFund Europe (2000-Present); Managing Member, TechFund Capital (1997-Present)	37	None	Significant board experience; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies

Steven J. Paggioli, 62	Trustee since 2004	Independent Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	37	Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel; Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; former service with financial service regulator; Audit Committee financial expert

Richard F. Powers III, 66	Nominee	Adjunct Professor, Boston College (2011-Present)	37	Director of Ameriprise Financial Inc. (2005-2009)	Significant board experience; significant executive experience with several financial services firms; significant experience as President and Chief Executive Officer of a mutual fund complex

Name and Age at December 31, 2012	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Eric Rakowski, 54	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990- Present)	37	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; former practicing attorney; currently professor of law

Victoria Sassine, 47	Nominee	Lecturer, Babson College (2007-Present)	37	None	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant

Name and Age at December 31, 2012	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Thomas R. Schneeweis, 65	Trustee since 2004	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, TRS Associates (1982-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northhampton Capital Management, LLC (2004-2010)	37	Trustee of Aston Funds (26 portfolios)	Significant board experience; currently professor of finance; significant executive experience with several investment partnerships

Name and Age at December 31, 2012	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Nominee who is an “interested person” of the Trust:
Christine C. Carsman, 60**	Trustee since 2011	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	37	None	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer

*	The Fund Complex consists of the funds of the Trust, The Managers Funds, Managers Trust I and Managers Trust II.
**	Ms. Carsman is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

The summaries in the tables above relating to the experience, qualifications, attributes and skills of the Nominees are furnished in response to requirements imposed by the Securities and Exchange Commission (the “SEC”), do not constitute holding out the Board or any Nominee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Nominee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of the Nominees has these abilities. Experience relevant to having these abilities may be achieved through a Nominee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with Managers, and also may benefit from information provided by the Trust’s and Managers’ legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

If the Nominees are elected, Mr. Chapman would remain Independent Chairman.

Principal Officers of the Trust

The Board elects the officers of the Trust, provided that the Chief Compliance Officer must be approved by a majority of the Independent Trustees. The President, Treasurer and Secretary hold office until a successor has been duly chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Other officers serve at the pleasure of the Trustees. The following table lists the names and ages of the officers, the positions held with the Trust and length of time served, their principal business occupations during the past five years, and any directorships held in a public company or registered investment company during the past five years. The business address of each officer is 800 Connecticut Avenue, Norwalk, Connecticut 06854. None of the officers listed below receives compensation from any of the Funds. No changes to the officers of the Trust are being proposed.

Name and Age at December 31, 2012	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer During the Past 5 Years
Keitha L. Kinne, 54	President and Principal Executive Officer since 2012; Chief Operating Officer since 2007	President and Principal Executive Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2012-Present); President, Managers Distributors, Inc. (2012-Present); Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)	None.

Lewis Collins, 46	Secretary since 2011; Chief Legal Officer since 2011	Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2011-Present); Senior Counsel, Affiliated Managers Group, Inc. (2002-Present); Senior Vice President, Affiliated Managers Group, Inc. (2010-Present); Vice President, Affiliated Managers Group, Inc. (2006-2010); Director, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)	None.

Donald S. Rumery, 54	Principal Financial Officer since 2008; Chief Financial Officer since 2007; Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Principal Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2008-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present)	None.

Name and Age at December 31, 2012	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer During the Past 5 Years
John J. Ferencz, 50	Chief Compliance Officer since 2010	Chief Compliance Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2010-Present); Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010)	None.

Michael Ponder, 39	Assistant Secretary since 2011	Assistant Secretary, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2011-Present); Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009)	None.

Matthew B. Wallace, 32	Anti-Money Laundering Compliance Officer since 2012	Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010)	None.

Nominee Ownership of Fund Shares

The following table illustrates the dollar range of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the Nominees, including all current Trustees, as of December 31, 2012. The dollar range for the securities represented in the table was determined using the net asset value of a share of each Fund as of the close of business on December 31, 2012.

	Essex Small/Micro Cap Growth Fund	GW&K Municipal Bond Fund	GW&K Municipal Enhanced Yield Fund	GW&K Small Cap Equity Fund	Renaissance Large Cap Growth Fund	Skyline Special Equities Portfolio
Nominees who are not “interested persons” of the Trust
Bruce B. Bingham	None	None	None	None	None	None
William E. Chapman, II	None	None	$1-$10,000	$1-$10,000	None	None
Edward J. Kaier	None	None	None	None	None	None
Kurt Keilhacker	None	None	None	None	None	None
Steven J. Paggioli	None	None	None	None	None	None

	Essex Small/Micro Cap Growth Fund	GW&K Municipal Bond Fund	GW&K Municipal Enhanced Yield Fund	GW&K Small Cap Equity Fund	Renaissance Large Cap Growth Fund	Skyline Special Equities Portfolio
Richard F. Powers III	None	None	None	None	None	None
Eric Rakowski	None	None	None	None	None	None
Victoria Sassine	None	None	None	None	None	None
Thomas R. Schneeweis	None	None	None	None	None	None

Nominee who is an “interested person” of the Trust
Christine C. Carsman	None	None	None	None	None	None

	Systematic Mid Cap Value Fund	Systematic Value Fund	TimesSquare International Small Cap Fund	TimesSquare Mid Cap Growth Fund	TimesSquare Small Cap Growth Fund	Trilogy Emerging Markets Equity Fund
Nominees who are not “interested persons” of the Trust
Bruce B. Bingham	None	None	None	None	None	None
William E. Chapman, II	$1-$10,000	$1-$10,000	None	None	None	None
Edward J. Kaier	None	None	None	None	None	$50,001- $100,000
Kurt Keilhacker	None	None	None	None	None	None
Steven J. Paggioli	None	None	None	None	None	$1-$10,000
Richard F. Powers III	None	None	None	None	None	None
Eric Rakowski	None	None	None	None	None	None
Victoria Sassine	None	None	None	None	None	None
Thomas R. Schneeweis	None	None	None	$10,001- $50,000	None	None

Nominee who is an “interested person” of the Trust
Christine C. Carsman	None	None	None	None	None	None

	Trilogy Global Equity Fund	Trilogy International Small Cap Fund	Yacktman Focused Fund	Yacktman Fund	All Registered Investment Companies Overseen or to be Overseen by Nominee in the Family of Investment Companies*
Nominees who are not “interested persons” of the Trust
Bruce B. Bingham	None	None	$50,001- $100,000	Over $100,000	Over $100,000
William E. Chapman, II	$50,001- $100,000	$50,001- $100,000	Over $100,000	$10,001- $50,000	Over $100,000
Edward J. Kaier	None	None	None	None	Over $100,000
Kurt Keilhacker	None	None	None	None	None
Steven J. Paggioli	None	$1-$10,000	None	None	Over $100,000
Richard F. Powers III	None	None	None	None	None
Eric Rakowski	None	None	None	None	$50,001- $100,000
Victoria Sassine	None	None	None	None	None
Thomas R. Schneeweis	$10,001- $50,000	None	$10,001- $50,000	None	Over $100,000

	Trilogy Global Equity Fund	Trilogy International Small Cap Fund	Yacktman Focused Fund	Yacktman Fund	All Registered Investment Companies Overseen or to be Overseen by Nominee in the Family of Investment Companies*
Nominee who is an “interested person” of the Trust
Christine C. Carsman	None	None	None	None	Over $100,000

*	The Family of Investment Companies consists of the funds in the Trust, The Managers Funds, Managers Trust I and Managers Trust II.

None of the Nominees who would be Independent Trustees of the Trust or their immediate family members, had any interest in the Manager or the Distributor, or any person controlling, controlled by or under common control with such persons, excluding the funds in the Managers Fund Complex. For this purpose, “immediate family member” includes a Nominee’s spouse, children residing in a Nominee’s household and dependents of a Nominee.

Board Compensation

Essex Small/Micro Cap Growth Fund

The following table sets forth the aggregate compensation paid by the Essex Small/Micro Cap Growth Fund to each Incumbent Trustee Nominee for the fiscal year ended May 31, 2012.

Name of Nominee	Aggregate Compensation from the Fund (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Nominees who are not “interested persons” of the Trust
Bruce B. Bingham	None	None
William E. Chapman, II (c)	$2,529	$130,000
Edward J. Kaier (d)	$2,295	$118,000
Steven J. Paggioli	$2,139	$110,000
Eric Rakowski	$2,140	$110,000
Thomas R. Schneeweis	$2,140	$110,000

Nominee who is an “interested person” of the Trust
Christine C. Carsman	None	None

(a)	Compensation is calculated for the fiscal year ended May 31, 2012. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation paid during the fiscal year ended May 31, 2012 for services as a Trustee of the Managers Fund Complex, which, as of May 31, 2012, consisted of 38 funds in the Trust, Managers Trust I, Managers Trust II and The Managers Funds.
(c)	Mr. Chapman received an additional $20,000 annually for serving as the Independent Chairman, which is reflected in the chart above.
(d)	Mr. Kaier received an additional $8,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund and Trilogy International Small Cap Fund

The following table sets forth the aggregate compensation paid by the Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund and Trilogy International Small Cap Fund to each Incumbent Trustee Nominee for the fiscal year ended October 31, 2012.

Name of Nominee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Nominees who are not “interested persons” of the Trust
Bruce B. Bingham	$1,375	$25,000
William E. Chapman, II (c)	$7,014	$127,500
Edward J. Kaier (d)	$6,353	$115,500
Steven J. Paggioli	$5,914	$107,500
Eric Rakowski	$5,914	$107,500
Thomas R. Schneeweis	$5,914	$107,500

Nominee who is an “interested person” of the Trust
Christine C. Carsman	None	None

(a)	Compensation is calculated for the fiscal year ended October 31, 2012. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation paid during the 12-month period ended October 31, 2012 for services as a Trustee of the Managers Fund Complex, which, as of October 31, 2012, consisted of 38 funds in the Trust, Managers Trust I, Managers Trust II and The Managers Funds.
(c)	Mr. Chapman received an additional $20,000 annually for serving as the Independent Chairman, which is reflected in the chart above.
(d)	Mr. Kaier received an additional $8,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, Renaissance Large Cap Growth Fund, Skyline Special Equities Portfolio, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Yacktman Focused Fund and Yacktman Fund

The following table sets forth the aggregate compensation paid by the GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, Renaissance Large Cap Growth Fund, Skyline Special Equities Portfolio, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Yacktman Focused Fund and Yacktman Fund to each Incumbent Trustee Nominee for the fiscal year ended December 31, 2012.

Name of Nominee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Nominees who are not “interested persons” of the Trust
Bruce B. Bingham	$32,315	$51,008
William E. Chapman, II (c)	$81,413	$128,507
Edward J. Kaier (d)	$75,396	$119,008
Steven J. Paggioli	$70,327	$111,008

Name of Nominee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Eric Rakowski	$70,327	$111,008
Thomas R. Schneeweis	$68,743	$108,508

Nominee who is an “interested person” of the Trust
Christine C. Carsman	None	None

(a)	Compensation is calculated for the fiscal year ended December 31, 2012. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation paid during the 12-month period ended December 31, 2012 for services as a Trustee of the Managers Fund Complex, which, as of December 31, 2012, consisted of 36 funds in the Trust, Managers Trust I, Managers Trust II and The Managers Funds.
(c)	Mr. Chapman received an additional $20,000 annually for serving as the Independent Chairman, which is reflected in the chart above.
(d)	Mr. Kaier received an additional $8,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

Systematic Mid Cap Value Fund and Systematic Value Fund

The following table sets forth the aggregate compensation paid by the Systematic Mid Cap Value Fund and Systematic Value Fund to each Incumbent Trustee Nominee for the fiscal year ended February 28, 2013.

Name of Nominee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Nominees who are not “interested persons” of the Trust
Bruce B. Bingham	$1,138	$52,500
William E. Chapman, II (c)	$2,765	$127,500
Edward J. Kaier (d)	$2,559	$118,000
Steven J. Paggioli	$2,385	$110,000
Eric Rakowski	$2,385	$110,000
Thomas R. Schneeweis	$2,331	$107,500

Nominee who is an “interested person” of the Trust
Christine C. Carsman	None	None

(a)	Compensation is calculated for the fiscal year ended February 28, 2013. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation paid during the fiscal year ended February 28, 2013 for services as a Trustee of the Managers Fund Complex, which, as of February 28, 2013, consisted of 37 funds in the Trust, Managers Trust I, Managers Trust II and The Managers Funds.
(c)	Mr. Chapman received an additional $20,000 annually for serving as the Independent Chairman, which is reflected in the chart above.
(d)	Mr. Kaier received an additional $8,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

TimesSquare International Small Cap Fund

The following table sets forth the aggregate estimated compensation to be paid by the TimesSquare International Small Cap Fund to each Incumbent Trustee Nominee for the fiscal year ending December 31, 2013.

Name of Nominee	Aggregate Compensation from the Fund (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Nominees who are not “interested persons” of the Trust
Bruce B. Bingham	$634	$135,000
William E. Chapman, II (c)	$750	$160,000
Edward J. Kaier (d)	$680	$145,000
Steven J. Paggioli	$634	$135,000
Eric Rakowski	$634	$135,000
Thomas R. Schneeweis	$634	$135,000

Nominee who is an “interested person” of the Trust
Christine C. Carsman	None	None

(a)	The Fund commenced operations on January 2, 2013 and its current fiscal year ends on December 31, 2013. Because the Fund is new, compensation is estimated for the fiscal year ending December 31, 2013. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation estimated to be paid during the 12-month period ending December 31, 2013 for services as a Trustee of the Managers Fund Complex, which, as of December 31, 2012, consisted of 36 funds in the Trust, The Managers Funds, Managers Trust I and Managers Trust II.
(c)	Mr. Chapman receives an additional $25,000 annually for serving as the Independent Chairman, which is reflected in the chart above.
(d)	Mr. Kaier receives an additional $10,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

In addition to the amounts noted above, each member of the Nominating Committee received an additional $2,500 from the Managers Fund Complex on December 14, 2012 for serving on the committee.

Committees and Meetings of the Board

The Board has an Audit Committee and a Governance Committee. The Board and its Governance Committee appointed a Nominating Committee to assist the Board and its Governance Committee in the search for Trustee candidates, which completed its mandate as of the end of the Board meeting held on December 13-14, 2012. The Audit Committee and Governance Committee are, and the Nominating Committee was, composed solely of Independent Trustees. The following table identifies the members of those committees, the number of meetings of each committee held during the fiscal years ended May 31, 2012, October 31, 2012, December 31, 2012 and February 28, 2013, and the function of each committee:

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Governance Committee	Bruce B. Bingham William E. Chapman, II* Edward J. Kaier Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis Jack W. Aber**	Fiscal year ended 5/31/12: 6 Fiscal year ended 10/31/12: 6 Fiscal year ended 12/31/12: 7 Fiscal year ended 2/28/13: 7	Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders.

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Audit Committee	Bruce B. Bingham William E. Chapman, II Edward J. Kaier* Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis Jack W. Aber**	Fiscal year ended 5/31/12: 2 Fiscal year ended 10/31/12: 3 Fiscal year ended 12/31/12: 3 Fiscal year ended 2/28/13: 3	Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (c) reviews and assesses the performance, approves the compensation and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audits of the Funds, and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues of which the Audit Committee is aware that may affect the Trust, the Trust’s financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Board’s pricing oversight committee from time to time.

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Nominating Committee (a subcommittee of the Governance Committee, which completed its mandate as of December 14, 2012)	Edward J. Kaier* Steven J. Paggioli Eric Rakowski Jack W. Aber**	Fiscal year ended 5/31/12: None Fiscal year ended 10/31/12: None Fiscal year ended 12/31/12: 3 Fiscal year ended 2/28/13: 3	The Nominating Committee, a subcommittee of the Governance Committee, was appointed for purposes of assisting the Board and its Governance Committee in the search for Trustee candidates.

*	Chairman of committee.
**	Mr. Aber retired from the Board effective December 31, 2012.

Governance Committee.

The Governance Committee operates pursuant to a written charter, which was most recently amended on December 3, 2004 and is included in Appendix C.

When a vacancy on the Board exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures.

The Governance Committee will, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains sufficient background information concerning the candidate and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Funds, 800 Connecticut Avenue, Norwalk, Connecticut 06854.

In evaluating a candidate for a position on the Board, including any candidate recommended by shareholders of a Fund, the Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Independent Trustees and the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

The Governance Committee takes the overall diversity of the Board into account when considering and evaluating candidates for Independent Trustee. While the Governance Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering candidates, the Governance Committee generally considers the manner in which each candidate’s business experience, background, race, gender and national origin are complementary to the existing Independent Trustees’ attributes.

Each incumbent Independent Trustee Nominee was originally recommended to the Board for approval as an Independent Trustee by the Independent Trustees. Each New Trustee Nominee was recommended to the Board for approval as an Independent Trustee by the Independent Trustees.

Shareholder Communications.

The Board provides a process by which shareholders may send communications to the Board. Shareholders may mail written communications to the attention of the Board, or specified individual Trustees, 800 Connecticut Avenue, Norwalk, Connecticut 06854. All shareholder communications are reviewed by the Trust’s Chief Legal Officer, who will forward them to the Board as appropriate.

Board recommendation on Proposal 1

The Trustees unanimously recommend that shareholders of the Funds vote “FOR” the election of each Nominee

PROPOSAL 2 — APPROVAL OF THE AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following sub-proposals, the Trustees also recommend that the shareholders of Essex Small/Micro Cap Growth Fund, GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, Renaissance Large Cap Growth Fund, Skyline Special Equities Portfolio, Systematic Mid Cap Value Fund, Systematic Value Fund, TimesSquare International Small Cap Fund, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund and Trilogy International Small Cap Fund (each, a “Proposal 2 Fund,” and collectively, the “Proposal 2 Funds”) approve updates to and the standardization of the fundamental investment restrictions of such Funds through the amendment of the restrictions as described below. The proposed changes are intended to update and standardize the Funds’ fundamental investment restrictions, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder, and are not intended to modify any applicable fiduciary standards. The proposed changes are designed to provide the Funds’ subadvisors, portfolio managers and the Board increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described below. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the Trust, and the Managers Fund Complex more generally, by simplifying and making uniform the fundamental investment restrictions across the Proposal 2 Funds in the Trust and most of the other funds in the Managers Fund Complex. Approval is also therefore being sought from shareholders of most of the other funds in the Managers Fund Complex to update their respective fundamental investment restrictions in a similar manner for consistency across the Managers Fund Complex. Adoption of the proposed fundamental investment restrictions will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders. Furthermore, Managers has indicated that it has no present intention to change in any significant way the Proposal 2 Funds’ investment strategies or the manner in which the Proposal 2 Funds are managed if the proposal is approved. The Proposal 2 Funds may have fundamental investment objectives and policies that are not intended to be changed in connection with, and are beyond the scope of, this Joint Proxy Statement.

As to sub-proposals 2.A through 2.H, the shareholders of each Proposal 2 Fund will vote separately on a Fund-by-Fund and sub-proposal-by-sub-proposal basis. A list of the restrictions that would apply to each Proposal 2 Fund if each proposal is approved by its shareholders is set forth in Appendix D.

The 1940 Act requires registered investment companies like the Funds to adopt “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” The following chart sets forth the existing and proposed fundamental investment restrictions of each Fund.

Existing Fundamental Investment
Restrictions for GW&K Municipal
Bond Fund, Renaissance Large Cap
Growth Fund, TimesSquare
International Small Cap Fund,
Trilogy Emerging Markets Equity
Fund, Trilogy Global Equity Fund
and Trilogy International Small
Cap Fund

Existing Fundamental Investment
Restrictions for Essex Small/Micro
Cap Growth Fund, Skyline Special
Equities Portfolio, Systematic Mid
Cap Value Fund, Systematic Value
Fund, TimesSquare Mid Cap
Growth Fund and TimesSquare
Small Cap Growth Fund

			Existing Fundamental Investment Restrictions for GW&K Municipal Enhanced Yield Fund and GW&K Small Cap Equity Fund	Proposed Fundamental Investment Restrictions for All Funds
Issuance of Senior Securities	Each Fund may not issue senior securities.	Each Fund may not issue senior securities.	Each Fund may not issue senior securities.	Each Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Existing Fundamental Investment
Restrictions for GW&K Municipal
Bond Fund, Renaissance Large Cap
Growth Fund, TimesSquare
International Small Cap Fund,
Trilogy Emerging Markets Equity
Fund, Trilogy Global Equity Fund
and Trilogy International Small
Cap Fund

Existing Fundamental Investment
Restrictions for Essex Small/Micro
Cap Growth Fund, Skyline Special
Equities Portfolio, Systematic Mid
Cap Value Fund, Systematic Value
Fund, TimesSquare Mid Cap
Growth Fund and TimesSquare
Small Cap Growth Fund

			Existing Fundamental Investment Restrictions for GW&K Municipal Enhanced Yield Fund and GW&K Small Cap Equity Fund	Proposed Fundamental Investment Restrictions for All Funds
Borrowing	Each Fund may not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of a Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward or dollar roll transactions or through an interfund lending program with other series of trusts managed by the Investment Manager, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law.	Each Fund may not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law.	Each Fund may not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of a Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward roll transactions or through an interfund lending program with other series of trusts managed by the Investment Manager, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law.	Each Fund may borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Existing Fundamental Investment
Restrictions for GW&K Municipal
Bond Fund, Renaissance Large Cap
Growth Fund, TimesSquare
International Small Cap Fund,
Trilogy Emerging Markets Equity
Fund, Trilogy Global Equity Fund
and Trilogy International Small
Cap Fund

Existing Fundamental Investment
Restrictions for Essex Small/Micro
Cap Growth Fund, Skyline Special
Equities Portfolio, Systematic Mid
Cap Value Fund, Systematic Value
Fund, TimesSquare Mid Cap
Growth Fund and TimesSquare
Small Cap Growth Fund

			Existing Fundamental Investment Restrictions for GW&K Municipal Enhanced Yield Fund and GW&K Small Cap Equity Fund	Proposed Fundamental Investment Restrictions for All Funds
Lending	Each Fund may not make loans, except that each Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of trusts managed by the Investment Manager provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.	Each Fund may not make loans, except that each Fund may (i) lend portfolio securities in accordance with each Fund’s investment policies up to 33 1/3% of a Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets.	Each Fund may not make loans, except that each Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of trusts managed by the Investment Manager provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.	Each Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Existing Fundamental Investment
Restrictions for GW&K Municipal
Bond Fund, Renaissance Large Cap
Growth Fund, TimesSquare
International Small Cap Fund,
Trilogy Emerging Markets Equity
Fund, Trilogy Global Equity Fund
and Trilogy International Small
Cap Fund

Existing Fundamental Investment
Restrictions for Essex Small/Micro
Cap Growth Fund, Skyline Special
Equities Portfolio, Systematic Mid
Cap Value Fund, Systematic Value
Fund, TimesSquare Mid Cap
Growth Fund and TimesSquare
Small Cap Growth Fund

			Existing Fundamental Investment Restrictions for GW&K Municipal Enhanced Yield Fund and GW&K Small Cap Equity Fund	Proposed Fundamental Investment Restrictions for All Funds
Underwriting of Securities	Each Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.	Each Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.	Each Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.	Each Fund may underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Purchasing and Selling Commodities	Each Fund may not purchase or sell commodities or commodity contracts, except each Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies.	Each Fund may not purchase or sell commodities or commodity contracts, except that each Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with each Fund’s investment policies.	Each Fund may not purchase or sell commodities or commodity contracts, except each Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies.	Each Fund may purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Existing Fundamental Investment
Restrictions for GW&K Municipal
Bond Fund, Renaissance Large Cap
Growth Fund, TimesSquare
International Small Cap Fund,
Trilogy Emerging Markets Equity
Fund, Trilogy Global Equity Fund
and Trilogy International Small
Cap Fund

Existing Fundamental Investment
Restrictions for Essex Small/Micro
Cap Growth Fund, Skyline Special
Equities Portfolio, Systematic Mid
Cap Value Fund, Systematic Value
Fund, TimesSquare Mid Cap
Growth Fund and TimesSquare
Small Cap Growth Fund

			Existing Fundamental Investment Restrictions for GW&K Municipal Enhanced Yield Fund and GW&K Small Cap Equity Fund	Proposed Fundamental Investment Restrictions for All Funds
Purchasing and Selling Real Estate	Each Fund may not purchase or sell real estate, except that each Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.	Each Fund may not purchase or sell real estate, except that each Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.	Each Fund may not purchase or sell real estate, except that each Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.	Each Fund may purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Existing Fundamental Investment
Restrictions for GW&K Municipal
Bond Fund, Renaissance Large Cap
Growth Fund, TimesSquare
International Small Cap Fund,
Trilogy Emerging Markets Equity
Fund, Trilogy Global Equity Fund
and Trilogy International Small
Cap Fund

Existing Fundamental Investment
Restrictions for Essex Small/Micro
Cap Growth Fund, Skyline Special
Equities Portfolio, Systematic Mid
Cap Value Fund, Systematic Value
Fund, TimesSquare Mid Cap
Growth Fund and TimesSquare
Small Cap Growth Fund

			Existing Fundamental Investment Restrictions for GW&K Municipal Enhanced Yield Fund and GW&K Small Cap Equity Fund	Proposed Fundamental Investment Restrictions for All Funds
Diversification of Investments	Each Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if (a) such purchase would cause more than 5% of a Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.	Each Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if (a) such purchase would cause more than 5% of a Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.	Each Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if (a) such purchase would cause more than 5% of a Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.	Each Fund may purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

Industry Concentration	Each Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).	Each Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).	Each Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).	Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

Background

As noted above, the 1940 Act requires registered investment companies like the Funds to adopt “fundamental” investment restrictions governing certain of their investment practices. Under the 1940 Act, a “fundamental” policy of a Fund cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The differences between the current and proposed fundamental investment restrictions of the Proposal 2 Funds are discussed below. The Manager believes that the fundamental investment restrictions as proposed to be amended preserve important investor protections while providing increased flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. There may be additional risks associated with such increased flexibility, as described below. In some cases, only technical changes are being made. The proposed amendments would also simplify the process of administering the fundamental investment restrictions across the Managers Fund Complex, as most of the funds in the Managers Fund Complex are making identical proposals to their respective shareholders. Adoption of the proposed fundamental investment restrictions will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders. Furthermore, Managers has indicated that it has no present intention to change in any significant way the Proposal 2 Funds’ investment strategies or the manner in which the Proposal 2 Funds are managed if the proposal is approved. To the extent that the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, require the Trust to seek a shareholder vote before changing a Proposal 2 Fund’s fundamental investment restriction, the Trust will seek to obtain such shareholder vote.

For purposes of this proposal, the Proposal 2 Funds are referred to by Fund groups, which are defined as follows:

Fund Group A	GW&K Municipal Bond Fund Renaissance Large Cap Growth Fund TimesSquare International Small Cap Fund Trilogy Emerging Markets Equity Fund Trilogy Global Equity Fund Trilogy International Small Cap Fund

Fund Group B	Essex Small/Micro Cap Growth Fund Skyline Special Equities Portfolio Systematic Mid Cap Value Fund Systematic Value Fund TimesSquare Mid Cap Growth Fund TimesSquare Small Cap Growth Fund

Fund Group C	GW&K Municipal Enhanced Yield Fund GW&K Small Cap Equity Fund

2.A.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO ISSUANCE OF SENIOR SECURITIES

Affected Funds: Fund Group A, Fund Group B, Fund Group C

The 1940 Act requires the Funds to state the extent to which they may issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). Generally, a “senior security” means any bond, debenture, note or similar instrument or obligation having priority over a fund’s common shares for purposes of distributions and the payment of dividends. Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, the SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations.

Fund Group A’s, Fund Group B’s and Fund Group C’s current fundamental investment restriction with respect to issuance of senior securities is as follows:

Each Fund may not issue senior securities.

In addition, with respect to Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund and Trilogy International Small Cap Fund (a subset of the Funds in Fund Group A), the following disclosure in the SAI further clarifies the restriction. This language is not part of the fundamental investment restriction:

For purposes of [the] investment restriction… above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with each Fund’s investment policies.

In addition, with respect to GW&K Municipal Bond Fund and Renaissance Large Cap Growth Fund (a subset of the Funds in Fund Group A), as well as Fund Group B and Fund Group C, the following disclosure in the SAI further clarifies the restriction. While there may be minor differences in the text of the explanatory note for certain Funds, the note is substantively the same for each Fund. This language is not part of the fundamental investment restriction:

For purposes of [the] investment restriction… above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with each Fund’s investment policies and applicable law.

With respect to Fund Group A, Fund Group B and Fund Group C, if this sub-proposal is approved, the new fundamental investment restriction with respect to issuance of senior securities would read:

Each Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Funds in Fund Group A, Fund Group B and Fund Group C amend their restriction to allow each Fund to issue senior securities to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. Due to the added flexibility provided in the proposed amendment, if the proposed amendment is adopted, then the explanatory note clarifying the existing fundamental investment restriction relating to senior securities and pledging assets in the SAIs, as noted above, would be removed. The proposed amendment would have the effect of conforming Fund Group A’s, Fund Group B’s and Fund Group C’s restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would reduce administrative burdens by making uniform the fundamental investment restriction with respect to senior securities across the Proposal 2 Funds and most of the other funds in the Managers Fund Complex. The Manager has indicated that it has no present intention to change the investment strategy of any Fund in connection with this change in fundamental investment restriction.

2.B.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING

Affected Funds: Fund Group A, Fund Group B, Fund Group C

The 1940 Act requires the Funds to state the extent to which they may borrow money. The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1/3% of its total assets (including the amount borrowed) from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition to the foregoing borrowings, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

Fund Group A’s current fundamental investment restriction with respect to borrowing is as follows:

Each Fund may not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of a Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward or dollar roll transactions or through an interfund lending program with other series of trusts managed by the Investment Manager, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law.

Fund Group B’s current fundamental investment restriction with respect to borrowing is as follows:

Each Fund may not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law.

Fund Group C’s current fundamental investment restriction with respect to borrowing is as follows:

Each Fund may not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of a Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward roll transactions or through an interfund lending program with other series of trusts managed by the Investment Manager, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law.

In addition, with respect to Fund Group A, Fund Group B and Fund Group C, the following disclosure in the SAI further clarifies the restriction with respect to borrowing. This language is not part of the fundamental investment restriction:

For purposes of [the] investment restriction… above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with each Fund’s investment policies.

With respect to Fund Group A, Fund Group B and Fund Group C, if this sub-proposal is approved, the new fundamental investment restriction with respect to borrowing would read:

Each Fund may borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Funds in Fund Group A, Fund Group B and Fund Group C amend their restriction to allow each Fund to borrow money to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. Due to the added flexibility provided in the proposed amendment, if the proposed amendment is adopted, then the explanatory note clarifying the existing fundamental investment restriction in the SAIs, as noted above, would be removed. The proposed amendment would have the effect of conforming Fund Group A’s, Fund Group B’s and Fund Group C’s restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to borrowing money across the Proposal 2 Funds and most of the other funds in the Managers Fund Complex.

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a Fund would lend money and borrow money for temporary purposes directly to and from another Fund or another fund in the Managers Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable

SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the applicable Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund. Fund Group B’s current fundamental investment restriction on borrowing limits each such Fund’s ability to borrow money through an Interfund Loan to 5% of the Fund’s total assets. Fund Group A’s and Fund Group C’s current fundamental investment restriction on borrowing permits each such Fund to borrow money through an Interfund Loan up to 33 1/3% of the Fund’s total assets. The proposed amendment would have the effect of retaining Fund Group A’s and Fund Group C’s current ability to borrow money, including through an Interfund Loan, and increasing Fund Group B’s ability to borrow money, including through an Interfund Loan, such that Fund Group B would be permitted to participate in the Interfund Lending Agreement to the same extent as Fund Group A and Fund Group C. If this sub-proposal is approved, under current laws, as modified by the above mentioned SEC exemptive order, generally a Fund would be able to borrow through an Interfund Loan on an unsecured basis if its outstanding borrowings from all sources immediately after the interfund borrowing would total 10% or less of its total assets, and the Fund would be able to borrow through an Interfund Loan on a secured basis if its total outstanding borrowings immediately after the interfund borrowing would be greater than 10% of its total assets, provided that the Fund may not borrow through an Interfund Loan or from any other source if its total outstanding borrowings immediately after such borrowing would exceed 33 1/3% of the value of the Fund’s total assets. The Manager believes that this proposed expansion of Fund Group B’s ability to engage in interfund lending is in the best interests of the Funds. The Manager has indicated that it has no present intention to change the investment strategy of any Fund in connection with this change in fundamental investment restriction.

2.C.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO LENDING

Affected Funds: Fund Group A, Fund Group B, Fund Group C

The 1940 Act requires the Funds to state the extent to which they intend to make loans to other persons. Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).

Fund Group A’s and Fund Group C’s current fundamental investment restriction with respect to making loans is as follows:

Each Fund may not make loans, except that each Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of trusts managed by the Investment Manager provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

Fund Group B’s current fundamental investment restriction with respect to making loans is as follows:

Each Fund may not make loans, except that each Fund may (i) lend portfolio securities in accordance with each Fund’s investment policies up to 33 1/3% of a Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets.

In addition, with respect to Fund Group B, the following disclosure in the SAI further clarifies the restriction with respect to lending. While there may be minor differences in the text of the explanatory note for certain Funds, the note is substantively the same for each Fund. This language is not part of the fundamental investment restriction:

For purposes of [the] fundamental investment restriction… above, the Funds will lend portfolio securities to other series of trusts managed by the Investment Manager pursuant to an interfund lending program provided that the Funds comply with the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending.

With respect to Fund Group A, Fund Group B and Fund Group C, if this sub-proposal is approved, the new fundamental investment restriction with respect to lending would read:

Each Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Funds in Fund Group A, Fund Group B and Fund Group C amend their restriction to allow each Fund to lend money to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. Due to the added flexibility provided in the proposed amendment, if the proposed amendment is adopted, then the explanatory note clarifying the existing fundamental investment restriction in the SAIs, as noted above, would be removed. The proposed amendment would have the effect of conforming Fund Group A’s, Fund Group B’s and Fund Group C’s restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to lending money across the Proposal 2 Funds and most of the other funds in the Managers Fund Complex.

As discussed in Section 2.B above, to satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Funds have entered into an Interfund Lending Agreement under which a Fund would lend money and borrow money for temporary purposes directly to and from another Fund or another fund in the Managers Fund Complex through a credit facility, subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. No Fund may lend more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the applicable Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund. The Funds’ current fundamental investment restriction on making loans allows each Fund to lend portfolio securities and participate in the Interfund Lending Agreement provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. The proposed amendment would have the effect of retaining Fund Group A’s, Fund Group B’s and Fund Group C’s current ability to lend money, including through an Interfund Loan, to the extent permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief. If this sub-proposal is approved, under current laws, as modified by the above mentioned SEC exemptive order, generally a Fund would be able to lend up to 15% of its current net assets through the interfund lending credit facility, provided that the Fund’s Interfund Loans to any one Fund in the Trust or fund in the Managers Fund Complex does not exceed 5% of the lending Fund’s net assets, and provided further that the Fund may not lend portfolio securities representing more than 33 1/3% of its total asset value (including the value of collateral received for loans of portfolio securities). The Manager has indicated that it has no present intention to change the investment strategy of any Fund in connection with this change in fundamental investment restriction.

2.D.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE UNDERWRITING OF SECURITIES

Affected Funds: Fund Group A, Fund Group B, Fund Group C

Fund Group A’s, Fund Group B’s and Fund Group C’s current fundamental investment restriction with respect to underwriting is as follows:

Each Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

With respect to Fund Group A, Fund Group B and Fund Group C, if this sub-proposal is approved, the new fundamental investment restriction with respect to underwriting would read:

Each Fund may underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Funds in Fund Group A, Fund Group B and Fund Group C amend their restriction to allow each Fund to underwrite securities to the extent permitted by applicable law or any applicable exemptive order or orders or other relief. The proposed amendment would have the effect of conforming each such Fund’s restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. Current limits on the ability of the Funds in Fund Group A, Fund Group B and Fund Group C to engage in underwriting activities under the 1940 Act include Section 12(b), which prohibits each Fund from acting as the distributor of securities of which it is an issuer, except in accordance with rules adopted by the SEC, and Section 12(c), which limits the amount of underwriting commitments a Fund may incur. Such limits will continue to be applicable if the amendment to the restriction is approved for so long as such limits are in effect.

The proposed amendment would also reduce administrative burdens by making uniform the fundamental investment restriction with respect to underwriting securities across the Proposal 2 Funds and most of the other funds in the Managers Fund Complex. The Manager has indicated that it has no present intention to change the investment strategy of any Fund in connection with this change in fundamental investment restriction.

2.E.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASING AND SELLING COMMODITIES

Affected Funds: Fund Group A, Fund Group B, Fund Group C

The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of commodities.

Fund Group A’s and Fund Group C’s current fundamental investment restriction with respect to purchasing and selling commodities is as follows:

Each Fund may not purchase or sell commodities or commodity contracts, except each Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies.

Fund Group B’s current fundamental investment restriction with respect to purchasing and selling commodities is as follows:

Each Fund may not purchase or sell commodities or commodity contracts, except that each Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with each Fund’s investment policies.

In addition, with respect to Fund Group A, Fund Group B and Fund Group C, the following disclosure in the SAI further clarifies the restriction. While there may be minor differences in the text of the explanatory note for certain Funds, the note is substantively the same for each Fund. This language is not part of the fundamental investment restriction:

For purposes of [the] investment restriction… above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the Commodity Futures Trading Commission (the “CFTC”), the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

With respect to Fund Group A, Fund Group B and Fund Group C, if this sub-proposal is approved, the new fundamental investment restriction with respect to purchasing and selling commodities would read:

Each Fund may purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Funds in Fund Group A, Fund Group B and Fund Group C amend their restriction to allow each Fund to purchase and sell commodities to the extent permitted by applicable law or any applicable exemptive order or orders or other relief. The list of instruments in the existing fundamental investment restriction of each Fund in Fund Group A, Fund Group B and Fund Group C clarifies the Funds’ understanding of the derivative instruments in which each Fund may invest pursuant to the existing restriction. The proposed amendment would further clarify that each Fund may purchase and sell commodities to the extent permitted by the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, and as interpreted or modified by regulatory authorities having jurisdiction with respect to such instruments. If the proposed amendment is adopted, the detailed list of derivative instruments in the investment restriction of each Fund in Fund Group A, Fund Group B and Fund Group C would be removed, which is intended to give the Funds increased flexibility to invest in a variety of modern financial instruments. This investment flexibility could, in the future, assist each such Fund in achieving its investment objective, in part because such strategies may offer opportunities for hedging and increased investment return. Due to the added flexibility provided in the proposed amendment, if the proposed amendment is adopted, then the explanatory note relating to CFTC regulation that clarifies the existing fundamental investment restriction with respect to purchasing and selling commodities in Fund Group A’s, Fund Group B’s and Fund Group C’s SAI would also be removed.

Although the Funds in Fund Group A, Fund Group B and Fund Group C have no present intention to invest directly in physical commodities, under the proposed amendment the Funds would not be restricted from doing so. If a Fund were to invest in a physical commodity, it would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities can be extremely volatile and may be affected either directly or indirectly by a wide range of factors.

The proposed amendment would also reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to the purchase and sale of commodities across the Proposal 2 Funds and most of the other funds in the Managers Fund Complex.

2.F.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASING AND SELLING REAL ESTATE

Affected Funds: Fund Group A, Fund Group B, Fund Group C

The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of real estate.

Fund Group A’s, Fund Group B’s and Fund Group C’s current fundamental investment restriction with respect to purchasing and selling real estate is as follows:

Each Fund may not purchase or sell real estate, except that each Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

With respect to Fund Group A, Fund Group B and Fund Group C, if this sub-proposal is approved, the new fundamental investment restriction with respect to purchasing and selling real estate would read:

Each Fund may purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Funds in Fund Group A, Fund Group B and Fund Group C amend their restriction to allow each Fund to purchase and sell real estate to the extent permitted by applicable law or any applicable exemptive order or orders or other relief. Fund Group A’s, Fund Group B’s and Fund Group C’s current fundamental investment restriction generally prohibits the purchase or sale of real estate, with certain delineated exceptions. In order to maximize the Funds’ investment flexibility, the proposed restriction would permit the Funds to invest in real estate to the extent permitted by the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, and as interpreted or modified by regulatory authorities having jurisdiction with respect to investments in real estate. The Manager has indicated that it has no present intention to change the investment strategy of any Fund in connection with this change in fundamental investment restriction.

If a Fund in Fund Group A, Fund Group B or Fund Group C were to own real estate, the risks associated with owning real estate and with the real estate industry generally include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates.

The proposed amendment would also reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to the purchase and sale of real estate across the Proposal 2 Funds and most of the other funds in the Managers Fund Complex.

2.G.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

Affected Funds: Fund Group A, Fund Group B, Fund Group C

The 1940 Act requires the Funds to be classified as either “diversified” or “non-diversified” companies. Each Fund in Fund Group A, Fund Group B and Fund Group C is a “diversified” Fund as that term is defined in the 1940 Act. Under the 1940 Act, a “diversified” Fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the Fund’s total assets is not subject to this limitation.

Fund Group A’s, Fund Group B’s and Fund Group C’s fundamental investment restriction with respect to diversification of investments is as follows:

Each Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if (a) such purchase would cause more than 5% of a Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

With respect to Fund Group A, Fund Group B and Fund Group C, if this sub-proposal is approved, the new fundamental investment restriction with respect to diversification of investments would read:

Each Fund may purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company

Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

Fund Group A’s, Fund Group B’s and Fund Group C’s current fundamental investment restriction generally tracks the existing diversification requirements under Section 5(b)(1) of the 1940 Act. The proposed amendment would have the effect of conforming each such Fund’s restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy as those requirements change. The Manager has indicated that it has no present intention to change the investment strategy of any Fund in connection with this change in fundamental investment restriction.

The proposed amendment would also reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to diversification across the Proposal 2 Funds and most of the other funds in the Managers Fund Complex that are classified as “diversified” companies.

2.H.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO CONCENTRATING INVESTMENTS IN A PARTICULAR INDUSTRY

Affected Funds: Fund Group A, Fund Group B, Fund Group C

The 1940 Act requires the Funds to state the extent, if any, to which they concentrate investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, investments of more than 25% of a fund’s assets in an industry constitutes concentration. If a fund’s policy is not to concentrate, it may not invest more than 25% of its assets in an industry or group of industries.

Fund Group A’s, Fund Group B’s and Fund Group C’s current fundamental investment restriction with respect to concentrating investments in a particular industry is as follows:

Each Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

In addition, with respect to Fund Group A, Fund Group B and Fund Group C, the following disclosure in the SAI further clarifies the restriction. While there may be minor differences in the text of the explanatory note for certain Funds, the note is substantively the same for each Fund. This language is not part of the fundamental investment restriction:

Unless otherwise provided, for purposes of [the] investment restriction… above, relating to industry concentration, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

In addition, with respect to GW&K Municipal Bond Fund (a Fund in Fund Group A), the following disclosure in the SAI further clarifies the restriction. This language is not part of the fundamental investment restriction:

For purposes of [the] investment restriction… above, with respect to the [GW&K] Municipal Bond Fund only, securities of issuers conducting their principal business activities in the same industry does not include tax-exempt obligations issued by the U.S. or a state or local government, or any political subdivision of any of the foregoing.

With respect to Fund Group A, Fund Group B and Fund Group C, if this sub-proposal is approved, the new fundamental investment restriction with respect to concentrating investments in a particular industry would read:

Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

With respect to concentrated investments by all of the Funds, such concentration in an industry may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment.

With respect to concentrated investments by all of the Funds, please note that the SEC staff has taken the position that the statement of policy required by Section 8(b)(1) of the 1940 Act relating to industry concentration does not apply to investments in tax-exempt securities issued by U.S. federal, state and municipal governments or political subdivisions of U.S. federal, state and municipal governments. Consequently, each of GW&K Municipal Enhanced Yield Fund and GW&K Municipal Bond Fund is able to invest more than 25% of its total assets in municipal bonds that are exempt from federal income tax, and each of the other Funds may invest in tax-exempt securities issued by U.S. federal, state and municipal governments or political subdivisions of U.S. federal, state and municipal governments without being deemed to concentrate its investments in a particular industry or group of industries.

A vote in favor of this sub-proposal includes a vote to remove the statement in each Fund’s SAI determining how “industry” shall be defined (i.e., by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International), and therefore, the Funds will not be limited to using such standard.

The Trustees recommend that the Funds in Fund Group A, Fund Group B and Fund Group C amend their restriction to explicitly allow each Fund to take into account the most recently prescribed definition or interpretation of concentration under the 1940 Act, and the rules and regulations thereunder and regulatory guidance or interpretations of such Act, rules or regulations, as they may exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed modification would reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to concentrating investments in an industry across the Proposal 2 Funds and most of the other funds in the Managers Fund Complex that do not concentrate investments in a particular industry. The Manager has indicated that it has no present intention to change the investment strategy of any Fund in connection with this change in fundamental investment restriction.

Board recommendation on Proposal 2

The Trustees unanimously recommend that shareholders of each Proposal 2 Fund vote “FOR” sub-proposals 2.A through 2.H

PROPOSAL 3 — ADOPTION OF AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF THE TRUST

As described in the following proposal, the Board also recommends that the shareholders of the Funds approve the amendment and restatement of the Master Trust Agreement, a form of which is attached hereto as Appendix E (the “Proposed Declaration of Trust”). The Board believes that it is in the best interests of shareholders to modernize the existing Master Trust Agreement (the Funds’ existing Master Trust Agreement, as amended through the date hereof, the “Existing Declaration of Trust”), as well as the declarations of trust for the other funds in the Managers Fund Complex. The proposed changes are intended to make the administration of the Funds and the other funds in the Managers Fund Complex more efficient and cost-effective on a going forward basis, and provide more flexibility for the operations of the Funds and the other funds in the Managers Fund Complex, while continuing to require the Funds, the other funds in the Managers Fund Complex, the Manager and the Trustees to operate in accordance with all applicable laws and fiduciary standards. Approval is also therefore being sought from shareholders of the other funds in the Managers Fund Complex to update their respective declarations of trust in a similar manner for consistency across the Managers Fund Complex. Adoption of the Proposed Declaration of Trust will not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders, nor will your Fund’s current investments and investment objectives and policies necessarily change by virtue of the adoption of the Proposed Declaration of Trust.

Certain of the changes to the Existing Declaration of Trust, set forth as sub-proposals 3.A and 3.B below, require a separate vote by shareholders. The Proposed Declaration of Trust makes a number of other changes to the Existing Declaration of Trust, the most significant of which are summarized in sub-proposal 3.C. In addition to the changes described below, there are other substantive and stylistic differences between the Existing Declaration of Trust and Proposed Declaration of Trust. The following summary is qualified in its entirety by reference to the Proposed Declaration of Trust and the Existing Declaration of Trust. The Existing Declaration of Trust (excluding amendments that only add or delete funds or classes or change fund names) is attached hereto as Appendix F.

If Proposal 3 is approved by the shareholders of the Trust, the Board will adopt new By-Laws for the Trust that make necessary and appropriate changes to the existing By-Laws of the Trust based on the Proposed Declaration of Trust and other modernizing changes. No shareholder approval is required for adoption of the proposed new By-Laws. In addition, if Proposal 3 is approved by the shareholders of the Trust, the Proposed Declaration of Trust will become effective when a majority of the Trustees have signed the Proposed Declaration of Trust. All Funds will vote together on a Trust-level, sub-proposal-by-sub-proposal basis. Each of the sub-proposals in Proposal 3 is conditioned upon the approval by the shareholders of the other sub-proposals in Proposal 3, and the entire Proposal 3 will fail if the shareholders of the Trust do not approve any such individual sub-proposal in Proposal 3. Therefore, if the shareholders of the Trust do not approve each of sub-proposals 3.A through 3.C, the Existing Declaration of Trust will remain in effect for each Fund and the Trust as a whole, and the Board will determine whether to effectuate those amendments that do not require shareholder approval.

3.A.	DECLARATION OF TRUST AMENDMENT PROCEDURE

1.    Under the Proposed Declaration of Trust, the Trustees would generally have the authority to amend the declaration of trust without shareholder approval except when such amendment would materially adversely affect shareholders’ right to vote granted in Article V, Section 1 of the Proposed Declaration of Trust, and any amendment that is required by law to be approved by shareholders and subject to the further limitations set forth below. The proposed changes would expand, to a certain extent, the Trustees’ current authority to amend the declaration of trust without obtaining a shareholder vote. The proposed changes are designed to give the Trustees more authority to react quickly to future contingencies, changes to applicable law or other changes, and to take action without causing the Trust to incur the time and expense of soliciting shareholder approval, but subject to the limitations on the Trustees’ authority described elsewhere in this proposal. These situations could arise as a result of regulatory changes or changes in markets or mutual fund structures generally. In addition, the proposed changes are intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex. Notwithstanding the foregoing, the Proposed Declaration of Trust would not allow any amendment that impairs the exemption from personal liability of shareholders, permits assessments upon shareholders or limits rights to indemnification for acts or omissions of persons entitled to indemnification under the Proposed Declaration of Trust prior to such amendment.

Under the Existing Declaration of Trust, where shareholder approval is required to approve an amendment, approval requires the affirmative vote of a majority of the shares voted at the meeting. The Proposed Declaration of Trust would increase the vote required to approve an amendment where a shareholder vote is required. Consistent with the proposed declarations of trust for the other funds in the Managers Fund Complex, approval would require the affirmative vote of the holders of at least a majority of the shares outstanding and entitled to vote on the matter, except that an amendment which in the determination of the Trustees would affect the holders of one or more series or classes of shares but not the holders of all outstanding series or classes would require the vote of such series or classes affected and no vote of shareholders of a series or class not affected would be required.

3.B.	MERGER, CONSOLIDATION, SALE OF ASSETS AND TERMINATION OF TRUST, SERIES OR CLASSES

1.    Merger, Consolidation and Sale of Assets. Under the Existing Declaration of Trust, the Trustees may authorize a merger, consolidation or sale of assets (including,

but not limited to, mergers, consolidations or sales of assets between a series of the Trust and a series of any other registered investment company) without shareholder approval. The Proposed Declaration of Trust would clarify the Trustees’ authority to authorize a merger, consolidation or sale of assets between two series of the Trust, without shareholder approval, subject to any shareholder voting requirements of the 1940 Act and the rules adopted thereunder. The clarification is designed to explicitly confirm that the Trustees have the flexibility when considering a merger, consolidation or sale of assets between two series of the Trust to make decisions that they believe are in shareholders’ best interests, without causing the Trust to incur the time and expense of soliciting shareholder approval. The Existing Declaration of Trust does not contain a similar provision, although nothing herein is intended to suggest that a different result was intended by the Existing Declaration of Trust. In addition, the proposed change is intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex.

Any exercise of the Trustees’ authority under the Proposed Declaration of Trust would be subject to applicable requirements of the 1940 Act and the rules thereunder and applicable Massachusetts law. For example, Rule 17a-8 under the 1940 Act requires reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. Because of this requirement, some transactions will continue to require shareholder approval.

Also, the Proposed Declaration of Trust would clarify the Trustees’ authority, without shareholder approval, to combine the shares of two or more classes of any series into a single class, as separately described under (2) in sub-proposal 3.C below.

2.    Termination of Trust, Series or Classes. Shareholders would retain their right under the Existing Declaration of Trust to terminate the Trust by vote of shareholders, although under the Proposed Declaration of Trust the required vote would be increased from a majority of the outstanding voting securities, as defined in the 1940 Act, to at least 66 2/3% of the shares of each series entitled to vote and voting separately by series. Additionally, under the Proposed Declaration of Trust, shareholders of a series of the Trust may terminate such series by vote of at least 66 2/3% of the shares of that series outstanding and entitled to vote, and shareholders of a class of a series of the Trust may terminate such class of such series by vote of at least 66 2/3% of the shares of that class of that series outstanding and entitled to vote, which right does not explicitly exist under the Existing Declaration of Trust. The Proposed Declaration of Trust would also give the Trustees the right to terminate the Trust, and retain the Trustees’ right to terminate series and classes, without a shareholder vote, and upon written notice to the affected shareholders. The proposed changes are intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex. Notwithstanding the foregoing, the Trustees’ determination to terminate the Trust, or any series or class thereof, would remain subject to the Trustees’ general fiduciary duties to the Trust and duties of care and all applicable law.

The Proposed Declaration of Trust recognizes that in certain circumstances, the Trustees may determine that it is in the shareholders’ best interests to terminate the Trust, a series of the Trust or a class of the Trust because, for example, the Trust, a series or a class, as applicable, is not large enough to operate on an economical basis, or for various other legitimate business reasons that are consistent with all applicable law. The Proposed Declaration of Trust would provide the Trustees added flexibility when considering actions that they believe are in the shareholders’ best interests. The Trustees would ensure that written notice of any such termination is provided in any such case, and in a manner that is consistent with all applicable law.

3.C.	OTHER CHANGES

Shareholder Rights

1.    Shareholder Voting Powers. The Proposed Declaration of Trust would modify certain shareholder voting rights. Shareholders would retain their right under the Existing Declaration of Trust to terminate the Trust by vote of shareholders, although under the Proposed Declaration of Trust the required vote would be increased from a majority of the outstanding voting securities, as defined in the 1940 Act, to at least 66 2/3% of the shares of each series entitled to vote and voting separately by series. The Proposed Declaration of Trust would also give the Trustees the right to terminate the Trust without a shareholder vote upon written notice to the affected shareholders. Additionally, the Proposed Declaration of Trust would provide that shareholders of a series of the Trust may terminate such series by vote of at least 66 2/3% of the shares of that series outstanding and entitled to vote, and shareholders of a class of a series of the Trust may terminate such class of such series by vote of at least 66 2/3% of the shares of that class of that series outstanding and entitled to vote, which right does not explicitly exist under the Existing Declaration of Trust. The Proposed Declaration of Trust would also retain the Trustees’ right to terminate series and classes, without a shareholder vote upon written notice to the affected shareholders. These changes are further described under (2) in sub-proposal 3.B above. The Proposed Declaration of Trust would also expand the authority of the Trustees to amend the declaration of trust without shareholder approval in certain situations, as described under (1) in sub-proposal 3.A above.

Under the Existing Declaration of Trust, on each matter submitted to a vote of the shareholders, each holder of a whole share will be entitled to one vote for each dollar of net asset value standing in such shareholder’s name on the books of the Trust irrespective of the series thereof or class thereof and all shares of all series and classes thereof will vote together as a single class; provided, however, that as to any matter (i) with respect to which a separate vote of one or more series or classes thereof is required by the 1940 Act or the provisions of the writing establishing and designating the series or class, such requirements as to a separate vote by such series or class thereof will apply in lieu of all shares of all series and classes thereof voting together; and (ii) as to any matter which affects the interests of one or more particular series or classes thereof, only the holders of shares of the one or more affected series or classes will be entitled to vote, and each such series or class will vote as a separate class.

Under the Proposed Declaration of Trust (and for consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex), on any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote, except as otherwise provided in the By-Laws, would be voted in the aggregate as a single class without regard to series or classes of shares, except that (i) when required by the 1940 Act and the rules thereunder or when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, shares would be voted by individual series or class and (ii) when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes would be entitled to vote thereon.

Trustee Rights and Powers

2.    Authority to Combine Classes. Consistent with the proposed declarations of trust for the other funds in the Managers Fund Complex, the Proposed Declaration of Trust would clarify the Trustees’ authority to combine one or more classes of a series of the Trust into a single class within such series, without shareholder approval unless otherwise required by applicable law. The Trustees’ exercise of this authority under the Proposed Declaration of Trust would be subject to any applicable provisions of the 1940 Act and the rules adopted thereunder. The clarification is designed to explicitly confirm that the Trustees have the flexibility when considering an intra-fund share class combination to make decisions that they believe are in shareholders’ best interests, without causing the Trust to incur the time and expense of soliciting shareholder approval. The Existing Declaration of Trust does not contain a similar provision, although nothing herein is intended to suggest that a different result was intended by the Existing Declaration of Trust.

In addition, the Proposed Declaration of Trust would clarify the Trustees’ authority to authorize a merger, consolidation or sale of assets (including, but not limited to, mergers, consolidations or sales of assets between two series of the Trust) without shareholder approval, subject to any shareholder voting requirements of the 1940 Act and the rules adopted thereunder, as separately described under (1) in sub-proposal 3.B above.

Other Significant Changes

3.    Voting by Share Rather than by Net Asset Value. The Existing Declaration of Trust provides that a shareholder is entitled to one vote for each dollar of net asset value. Consistent with the proposed declarations of trust for the other funds in the Managers Fund Complex, the Proposed Declaration of Trust would provide that each share is entitled to one vote. (In all cases, fractional dollars of net asset value or fractional shares are entitled to proportionate fractional votes.) To the extent that the net asset value per share is different for different series or classes of the Trust, this change would have the effect of altering the voting power among the series or classes. The other declarations of trust in the Managers Fund Complex currently provide that each share of a fund is entitled to one vote. The Board believes that voting by share is appropriate for the Trust and the other trusts in the Managers Fund Complex, none of which offer stable net asset value funds.

4.    Declaration of Trust Amendment Mechanics. The Existing Declaration of Trust provides that the establishment and designation of any series or class of a series of the Trust shall be effective upon the execution by a majority of the then Trustees of an amendment to the declaration of trust and that the Trustees may, at any time that there are no shares outstanding of any particular series of the Trust or class of a series of the Trust, abolish such series or class by an amendment to the declaration of trust. Under the Proposed Declaration of Trust, to establish and designate new series and classes of shares or terminate a series or class, the Trustees would not be required to amend the Proposed Declaration of Trust and file the amendment with the Secretary of the Commonwealth of Massachusetts. The Proposed Declaration of Trust is intended to ease the administrative burden and costs to the Trust associated with organizing or terminating series or classes. In addition, the proposed changes are intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex.

5.    Standard of Care Applicable to the Trustees. The Proposed Declaration of Trust would clarify that one standard of liability applies for all Trustees, including Trustees with special appointments or designations. While the Existing Declaration of Trust does not address the standard of care with respect to Trustees with special skills or designations (such as an audit committee financial expert or the chairman of the Board or any committee of the Board), nothing herein is intended to suggest that a different result was intended by the Existing Declaration of Trust. The proposed change is intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex.

In the SEC’s 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the SEC stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.” Although this is persuasive guidance, the standard of care imposed on Trustees is a matter governed by Massachusetts law rather than by federal law or regulations. Similarly, a Trustee designated as chairman of the Board or any committee should not be held to a stricter standard of liability. The proposed change would make clear that one standard of liability applies for all Trustees.

6.    Indemnification. The Proposed Declaration of Trust would modify certain indemnification provisions. While both the Existing Declaration of Trust and the

Proposed Declaration of Trust contemplate prepayment by the Trust of certain expenses of a covered person if certain conditions are met, the Existing Declaration of Trust provides that such prepayment is permissive, whereas the Proposed Declaration of Trust would provide that such prepayment is mandatory. Further, the Proposed Declaration of Trust would make changes to the procedures and approvals related to making certain determinations in connection with indemnification and prepayment of expenses.

The Proposed Declaration of Trust would also modify the indemnification provision contained in the Existing Declaration of Trust by adding a provision that creates a rebuttable presumption in favor of a covered person in (i) determining whether there is reason to believe the covered person ultimately will be entitled to indemnification and hence may receive advancements of expenses in connection with indemnification and (ii) in making certain determinations in connection with indemnification where a matter is disposed of without an adjudication in a decision on the merits. The Proposed Declaration of Trust would provide that, in making these determinations, the disinterested Trustees or independent legal counsel, the persons making determinations with regards to advance payments and compromise payments, will afford the covered person a rebuttable presumption that he has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The proposed changes are intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex.

Additional Changes

The proposed changes described below are generally intended to provide consistency with the proposed declarations of trust for the other funds in the Managers Fund Complex.

•

The Proposed Declaration of Trust would give the Trustees more discretion with respect to the determination of net asset value than the Existing Declaration of Trust. While the Existing Declaration of Trust explains with specificity the determination of net asset value, the Proposed Declaration of Trust states that net asset value will be determined in accordance with the 1940 Act and the rules adopted thereunder and any related procedures adopted by the Trustees from time to time.

•

The Existing Declaration of Trust contains certain other provisions that would not appear in the Proposed Declaration of Trust. For example, the Trustees’ ability to take certain actions to cause the net asset value per share to remain constant and to enter into one or more administration agreements with respect to the Trust or a particular series or class of a series is not explicitly discussed in the Proposed Declaration of Trust. However, nothing herein is intended to suggest that the Trustees may not exercise these powers under the Proposed Declaration of Trust. Under the Proposed Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility.

•

Although both the Existing Declaration of Trust and the Proposed Declaration of Trust provide that the Trust will indemnify shareholders, unlike the Existing Declaration of Trust, the Proposed Declaration of Trust would not explicitly require that the applicable series assume the defense of a shareholder against certain charges.

•	The Proposed Declaration of Trust would give the Trustees added flexibility in providing notice of shareholder meetings by permitting the Trustees to provide notice electronically.

•

While the Existing Declaration of Trust requires adjourned meetings to be held within 6 months of the original meeting date, the Proposed Declaration of Trust would give the Trustees added flexibility to hold an adjourned meeting by removing the 6 month limitation.

•

The Proposed Declaration of Trust would conform the ability of shareholders to cause the Trust to call a shareholder meeting to the rights provided by applicable law instead of specifically prescribing such rights to call a meeting in the declaration, as is the case under the Existing Declaration of Trust. For example, the 1940 Act generally requires the trustees of a trust to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee when requested in writing so to do by the record holders of not less than 10% of the outstanding shares. In addition, the 1940 Act requires trustees of a trust to furnish certain information to facilitate shareholder communications relating to a request to call a meeting for purposes of removing a trustee upon application in writing from 10 or more shareholders of record who have been such for at least 6 months preceding the application and who hold in the aggregate at least $25,000 worth of shares or 1% of the outstanding shares, whichever is less.

•

The Proposed Declaration of Trust would clarify that, in addition to the Trustees’ authority to pay certain expenses out of the principal or income of the Trust or a series or class thereof, the Trustees may cause each shareholder to pay directly for charges of the Trust’s custodian or transfer agent (or similar agent) by setting off such charges due from the shareholder from declared and unpaid dividends owed to the shareholder and/or by reducing the number of shares in the shareholder’s account. The Existing Declaration of Trust does not contain a similar provision, although nothing herein is intended to suggest that a different result was intended by the Existing Declaration of Trust.

•

The Proposed Declaration of Trust would provide the Trustees with added flexibility when considering management contracts, distribution contracts or transfer or other agency contracts by not requiring that explicit determinations be made with respect to contracting parties that have certain relationships with or interests in the Trust. Such contracts would be subject to applicable requirements of the 1940 Act and applicable Massachusetts Law.

•

Under the Existing Declaration of Trust, for the purpose of determining a record date, the Trustees may close the transfer books for a period not exceeding 30 days or, without closing the transfer books, fix a date and time not more than 90 days prior to the date of a shareholder meeting. The Proposed Declaration of Trust would remove these time limits and, therefore, give the Trustees more discretion in setting record dates.

•	Although the plenary authority of the Trustees would continue under the Proposed Declaration of Trust, the enumeration of Trustee powers would be clarified.

•

In addition to the changes to the share class structure referenced above, the Proposed Declaration of Trust would make certain other changes to the share class structure that modernize the governance of and facilitate the administration of the Trust’s series and class structure.

Board recommendation on Proposal 3

The Trustees unanimously recommend that shareholders of the Trust vote “FOR” sub-proposals 3.A through 3.C

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Investment Adviser and Investment Subadvisors

Managers Investment Group LLC, a subsidiary of AMG, serves as investment manager of the Funds and is responsible for the Funds’ overall administration. The principal business address of the Manager is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The following table provides the name and principal business address of each of the Funds’ subadvisors (each, a “Subadvisor”):

Subadvisor	Fund(s)	Principal Business Address
Essex Investment Management Company, LLC	Essex Small/Micro Cap Growth Fund	125 High Street, 29th Floor, Boston, Massachusetts 02110

Gannett Welsh & Kotler, LLC	GW&K Municipal Bond Fund; GW&K Municipal Enhanced Yield Fund; GW&K Small Cap Equity Fund	222 Berkeley Street, 15th Floor Boston, Massachusetts 02116

Skyline Asset Management, L.P.	Skyline Special Equities Portfolio	120 S. LaSalle Street, Suite 1320, Chicago, Illinois 60603

Systematic Financial Management, L.P.	Systematic Mid Cap Value Fund; Systematic Value Fund	300 Frank W. Burr Boulevard, 7th Floor Glenpointe East, Teaneck, New Jersey 07666

The Renaissance Group LLC	Renaissance Large Cap Growth Fund	50 East RiverCenter Boulevard, Suite 1200, Covington, Kentucky 41011

TimesSquare Capital Management, LLC	TimesSquare International Small Cap Fund; TimesSquare Mid Cap Growth Fund; TimesSquare Small Cap Growth Fund	1177 Avenue of the Americas, 39th Floor, New York, New York 10036

Trilogy Global Advisors, LP	Trilogy Emerging Markets Equity Fund; Trilogy Global Equity Fund; Trilogy International Small Cap Fund	1114 Avenue of the Americas, 28th Floor, New York, New York 10036-7701

Yacktman Asset Management LP	Yacktman Focused Fund; Yacktman Fund	6300 Bridgepoint Parkway, Building One, Suite 320, Austin, Texas 78730-5073

Principal Underwriter

Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Manager, serves as the Funds’ distributor. The principal business address of the Distributor is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Independent Registered Public Accounting Firm

In connection with the proposed election of the Trustees under Proposal 1, as set forth above, the following information is required to be presented.

PricewaterhouseCoopers LLP (“PwC”), located at 125 High Street, Boston, Massachusetts 02110, serves as the Funds’ independent registered public accounting firm. The Funds know of no direct or indirect financial interest of PwC in any of the Funds. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

The information below is provided for the fiscal years ended May 31, 2012 and May 31, 2011 for Essex Small/Micro Cap Growth Fund, for the fiscal years ended October 31, 2012 and October 31, 2011 for Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund and Trilogy International Small Cap Fund, for the fiscal years ended December 31, 2012 and December 31, 2011 for GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, Renaissance Large Cap Growth Fund, Skyline Special Equities Portfolio, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Yacktman Focused Fund and Yacktman Fund, and for the fiscal years ended February 28, 2013 and February 29, 2012 for Systematic Mid Cap Value Fund and Systematic Value Fund.

Audit Fees

The aggregate fees billed by PwC to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund	Fiscal 2012	Fiscal 2011
Essex Small/Micro Cap Growth Fund	$23,453	$15,610
Trilogy Emerging Markets Equity Fund	$31,962	$36,739
Trilogy International Small Cap Fund	$19,326	$21,126
Trilogy Global Equity Fund	$25,567	$21,119
GW&K Municipal Enhanced Yield Fund	$36,321	$25,224
GW&K Small Cap Equity Fund	$23,242	$24,049
GW&K Municipal Bond Fund	$21,764	$22,246

Fund	Fiscal 2012	Fiscal 2011
Skyline Special Equities Portfolio	$20,071	$22,261
TimesSquare Mid Cap Growth Fund	$58,101	$45,085
TimesSquare Small Cap Growth Fund	$36,829	$36,965
Renaissance Large Cap Growth Fund	$22,650	$21,381
Yacktman Focused Fund	$34,684	N/A
Yacktman Fund	$48,480	N/A

Fund	Fiscal 2013	Fiscal 2012
Systematic Value Fund	$12,041	$12,380
Systematic Mid Cap Value Fund	$19,236	$19,576

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund	Fiscal 2012	Fiscal 2011
Essex Small/Micro Cap Growth Fund	$7,000	$7,340
Trilogy Emerging Markets Equity Fund	$12,120	$5,500
Trilogy International Small Cap Fund	$7,500	$5,500
Trilogy Global Equity Fund	$7,500	$5,500
GW&K Municipal Enhanced Yield Fund	$7,750	$7,340
GW&K Small Cap Equity Fund	$7,000	$7,340
GW&K Municipal Bond Fund	$7,750	$7,340
Skyline Special Equities Portfolio	$7,000	$7,340
TimesSquare Mid Cap Growth Fund	$7,000	$7,340
TimesSquare Small Cap Growth Fund	$7,000	$7,340

Fund	Fiscal 2012	Fiscal 2011
Renaissance Large Cap Growth Fund	$7,000	$7,340
Yacktman Focused Fund	$7,750	N/A
Yacktman Fund	$7,750	N/A

Fund	Fiscal 2013	Fiscal 2012
Systematic Value Fund	$7,000	$7,000
Systematic Mid Cap Value Fund	$7,000	$7,000

For the Funds’ two most recent fiscal years, there were no Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the Trust to its principal accountant during the fiscal year in which services are provided, 2) such services were not recognized by the Trust at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the Audit Committee of the Trust and approved prior to the completion of the audit.

No services included under Audit-Related Fees, Tax Fees or All Other Fees above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Less than 50% of the hours expended on PwC’s engagement to audit the Funds’ financial statements for the most recent fiscal year were attributed to work performed by persons other than PwC’s full-time, permanent employees.

The aggregate fees billed by PwC for the fiscal years ended May 31, 2012 and May 31, 2011 for non-audit services rendered to the Funds and Fund Service Providers were $73,000 and $63,590, respectively. For the fiscal year ended May 31, 2012, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended May 31, 2011, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $56,250 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

The aggregate fees billed by PwC for the fiscal years ended October 31, 2012 and October 31, 2011 for non-audit services rendered to the Funds and Fund Service Providers were $93,120 and $78,000, respectively. For the fiscal year ended October 31, 2012, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2011, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $61,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

The aggregate fees billed by PwC for the fiscal years ended December 31, 2012 and December 31, 2011 for non-audit services rendered to the Funds and Fund Service Providers were $132,000 and $115,380, respectively. For the fiscal year ended December 31, 2012, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2011, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $64,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

The aggregate fees billed by PwC for the fiscal years ended February 28, 2013 and February 29, 2012 for non-audit services rendered to the Funds and Fund Service Providers were $80,000 and $79,500, respectively. For the fiscal year ended February 28, 2013, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended February 29, 2012, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $65,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

The Trust’s Audit Committee has considered whether the provision of non-audit services by PwC to the Manager, and any entity controlling, controlled by, or under common control with the Manager that provided ongoing services to the Funds that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Funds) was compatible with maintaining PwC’s independence.

Other Information

Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

Voting Information

Proxy Solicitation. Representatives of the Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Funds.

D. F. King & Co., Inc. (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $1,143,667, plus expenses, for the Trust, and $1,490,000, plus expenses, for the Managers Fund Complex. As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or internet, the shareholder may vote at the Meeting in person.

If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at 1-800-791-3320. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the internet, is revocable until voted at the Meeting.

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. On each matter submitted to a vote of the shareholders, you are entitled to one vote, or fraction thereof, for each dollar of net asset value, or fraction thereof, standing in your name on the books of the Trust.

A quorum must be present at the Meeting for the transaction of business. Depending on the particular proposal or sub-proposal being considered, 30% of the shares of a Fund or the Trust, as applicable, entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to such proposal or sub-proposal. Abstentions and broker non-votes do not represent votes cast for any proposal but will be counted for purposes of determining whether a quorum is present.

“Broker non-votes” are, with respect to a proposal, shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and as to which the broker or nominee does not have discretionary voting power, but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on such proposal. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve Proposal 2, abstentions and broker non-votes will have the effect of a vote against that proposal. Abstentions and broker non-votes will have no effect on Proposals 1 and 3.

If (i) a quorum is not present at the Meeting, (ii) a quorum is present, but sufficient votes to approve a proposal or sub-proposal are not received by the time scheduled for the Meeting, or (iii) the persons named as proxies judge that it is advisable to defer action on a proposal or sub-proposal, then the persons named as proxies may propose one or more adjournments of the Meeting (including adjournments with respect to a proposal or sub-proposal not having received sufficient votes in favor of approval) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting on the proposal of adjournment, whether or not a quorum is present. A shareholder vote may be taken for a proposal or sub-proposal prior to any adjournment if a quorum is present with respect to such proposal or sub-proposal and sufficient votes have been received for approval of such proposal or sub-proposal. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” a proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” a proposal against such an adjournment.

Information regarding the number of issued and outstanding shares of each class of each Fund as of the Record Date is provided in Appendix A. The number of votes to which each class of each Fund is entitled is also provided in Appendix A. The persons who are known to have owned beneficially or of record 5% or more of any Fund’s outstanding shares as of the Record Date are listed in Appendix B.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to any proposal or sub-proposal on which you are entitled to vote, your shares will be voted in accordance with management’s recommendation with respect to each such proposal or sub-proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Under the Master Trust Agreement of the Trust, a proxy with respect to shares held in the name of two or more persons will be valid if executed or otherwise given by or on behalf of any one of them, unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. With respect to Proposal 1, Trustees are elected by the affirmative vote of a plurality of shares voting at the Meeting, either in person or by proxy with respect to such proposal. This means that the Nominees who receive the largest number of votes will be elected as Trustees. In the election of Trustees, votes may be cast in favor of a Nominee or withheld. Proposal 1 will be voted on by all shareholders of the Trust.

With respect to Proposal 2, each Proposal 2 Fund will vote separately on a Fund-by-Fund, sub-proposal-by-sub-proposal basis. With respect to a particular Fund, each sub-proposal must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal (or sub-proposal) present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal (or sub-proposal).

With respect to Proposal 3, the amendment and restatement of the Existing Declaration of Trust, all Funds will vote together on a Trust-level, sub-proposal-by-sub-proposal basis. Each sub-proposal must receive the affirmative vote of a majority of the shares of the Trust voted at the Meeting. Each of the sub-proposals in Proposal 3 is conditioned upon the approval by the shareholders of the other sub-proposals in Proposal 3, and the entire Proposal 3 will fail if the shareholders of the Trust do not approve any such individual sub-proposal in Proposal 3.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Funds. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

To ensure the presence of a quorum at the combined special meeting, prompt voting is requested. A self-addressed, postage-paid envelope is enclosed for your convenience if you wish to vote by mail, along with instructions on how to vote over the Internet or by telephone should you prefer to vote by one of those methods.

By Order of the Board of Trustees,

/s/ Lewis Collins
Lewis Collins Secretary

APPENDIX A

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

Fund	Premier Class Shares	Investor Class Shares	Service Class Shares	Institutional Class Shares	Total
Essex Small/Micro Cap Growth Fund	N/A	1,129,375.79	N/A	N/A	1,129,375.79

GW&K Municipal Bond Fund	N/A	2,348,318.07	3,529,588.72	13,938,823.13	19,816,729.92

GW&K Municipal Enhanced Yield Fund	N/A	2,536,216.87	497,608.73	30,066,136.79	33,099,962.39

GW&K Small Cap Equity Fund	N/A	1,214,147.90	942,260.76	5,802,984.76	7,959,393.41

Renaissance Large Cap Growth Fund	N/A	43,779.18	752,199.25	1,355,666.29	2,151,644.72

Skyline Special Equities Portfolio	N/A	N/A	N/A	N/A	8,926,046.23

Systematic Mid Cap Value Fund	N/A	2,698,894.19	5,096.29	28,036,683.40	30,740,673.88

Systematic Value Fund	N/A	2,357,757.76	N/A	2,864,389.07	5,222,146.83

TimesSquare International Small Cap Fund	1,000.00	N/A	N/A	152,561.04	153,561.04

TimesSquare Mid Cap Growth Fund	42,825,683.37	N/A	N/A	65,311,629.31	108,137,312.67

TimesSquare Small Cap Growth Fund	10,392,562.37	N/A	N/A	50,931,551.93	61,324,114.30

Trilogy Emerging Markets Equity Fund	N/A	33,234.31	1,939,245.48	9,219,108.84	11,191,588.63

Trilogy Global Equity Fund	N/A	52,201.51	6,244,011.63	1,243,114.86	7,539,328.00

Trilogy International Small Cap Fund	N/A	89,474.04	464,361.79	1,378,383.09	1,932,218.92

Yacktman Focused Fund	N/A	N/A	300,112,198.33	97,256,503.64	397,368,701.96

Yacktman Fund	N/A	N/A	486,801,091.04	N/A	486,801,091.04

A-1

As of the Record Date, the total number of votes to which each class of each Fund is entitled is set forth in the table below:

Fund	Premier Class Shares	Investor Class Shares	Service Class Shares	Institutional Class Shares	Total
Essex Small/Micro Cap Growth Fund	N/A	25,289,500.86	N/A	N/A	25,289,500.86

GW&K Municipal Bond Fund	N/A	27,286,344.90	41,070,723.16	162,790,197.42	231,147,265.48

GW&K Municipal Enhanced Yield Fund	N/A	26,078,762.66	5,110,839.90	308,595,815.79	339,785,418.35

GW&K Small Cap Equity Fund	N/A	24,412,757.77	18,976,730.58	117,090,869.96	160,480,358.31

Renaissance Large Cap Growth Fund	N/A	577,537.15	9,979,115.66	17,841,592.30	28,398,245.11

Skyline Special Equities Portfolio	N/A	N/A	N/A	N/A	271,293,671.99

Systematic Mid Cap Value Fund	N/A	35,975,916.64	68,164.03	375,171,202.92	411,215,283.59

Systematic Value Fund	N/A	27,931,960.03	N/A	34,000,679.63	61,932,639.66

TimesSquare International Small Cap Fund	11,159.65	N/A	N/A	1,702,308.74	1,713,468.39

TimesSquare Mid Cap Growth Fund	729,798,095.77	N/A	N/A	1,127,343,386.04	1,857,141,481.81

TimesSquare Small Cap Growth Fund	152,065,884.70	N/A	N/A	756,254,826.50	908,320,711.20

Trilogy Emerging Markets Equity Fund	N/A	293,539.45	17,187,623.99	81,723,405.94	99,204,569.38

Trilogy Global Equity Fund	N/A	576,003.35	69,153,590.87	13,735,348.02	83,464,942.24

Trilogy International Small Cap Fund	N/A	884,478.61	4,596,246.55	13,651,685.63	19,132,410.79

Yacktman Focused Fund	N/A	N/A	7,093,201,498.85	2,300,115,859.05	9,393,317,357.90

Yacktman Fund	N/A	N/A	10,720,021,907.47	N/A	10,720,021,907.47

A-2

APPENDIX B

RECORD OR BENEFICIAL OWNERSHIP

As of the Record Date, the following persons or entities owned beneficially or of record 5% or more* of each class of each Fund’s outstanding securities:

Essex Small/Micro Cap Growth Fund

Name and Address	Number of Shares	Percentage
Investor Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	144,663.00	12.81%

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers Attn: Service Team 4800 Deer Lake Drive East, 3rd Floor Jacksonville, Florida 32246-6484	99,290.29	8.79%

Frontier Trust Company FBO Affiliated Managers Group, Inc. 401(k) P.O. Box 10758 Fargo, North Dakota 58106	83,073.01	7.35%

Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, New Jersey 07311	68,939.62	6.10%

UBS WM USA FBO Omni Account M/F Attn: Department Manager 499 Washington Boulevard, 9th Floor Jersey City, New Jersey 07310-2055	60,579.08	5.36%

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, Missouri 63103	58,305.92	5.16%

GW&K Municipal Bond Fund

Name and Address	Number of Shares	Percentage
Investor Class
UBS WM USA FBO Omni Account M/F Attn: Department Manager 499 Washington Boulevard, 9th Floor Jersey City, New Jersey 07310-2055	1,034,566.96	44.02%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	779,694.90	33.18%

National Financial Services Corp. Exclusive Benefit of our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street P.O. Box 3751 Church Street Station New York, New York 10008-3751	170,133.47	7.24%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	124,406.65	5.29%

Service Class

BNY Mellon as Agent for BNY Mellon I S Trust Co. Cust. FBO Managers Funds Wrap Program 760 Moore Road King of Prussia, Pennsylvania 19406-1212	1,640,906.41	46.49%

MLPF & S Attn: Fund Administration 97T40 4800 Deer Lake Drive East, Floor 2 Jacksonville, Florida 32246-6484	1,366,583.24	38.72%

Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, New Jersey 07311	362,575.99	10.27%

Name and Address	Number of Shares	Percentage
Institutional Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	7,894,058.56	56.63%

National Financial Services Corp. Exclusive Benefit of our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street P.O. Box 3751 Church Street Station New York, New York 10008-3751	2,427,348.66	17.41%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	1,466,936.00	10.52%

GW&K Municipal Enhanced Yield Fund

Name and Address	Number of Shares	Percentage
Investor Class
National Financial Services Corp. Exclusive Benefit of our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street P.O. Box 3751 Church Street Station New York, New York 10008-3751	838,969.48	33.08%

UBS WM USA FBO Omni Account M/F Attn: Department Manager 499 Washington Boulevard, 9th Floor Jersey City, New Jersey 07310-2055	723,503.03	28.53%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	415,432.82	16.38%

Mitra & Co. FBO NG C/O M&I Trust Co. NA, Attn: MF 11270 West Park Place, Suite 400 Milwaukee, Wisconsin 53224-3638	407,610.55	16.07%

Name and Address	Number of Shares	Percentage
Service Class
BNY Mellon as Agent for BNY Mellon I S Trust Co. Cust. FBO Managers Funds Wrap Program 760 Moore Road King of Prussia, Pennsylvania 19406-1212	243,093.58	48.90%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	205,824.05	41.40%

LPL Financial Customer 9785 Towne Centre Drive San Diego, California 92121-1968	36,864.46	7.42%

Institutional Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	14,522,597.97	48.30%

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	10,520,450.80	34.99%

National Financial Services Corp. Exclusive Benefit of our Customers Attn: Mutual Funds Department 5th Floor 200 Liberty Street P.O. Box 3751 Church Street Station New York, New York 10008-3751	1,669,503.21	5.55%

GW&K Small Cap Equity Fund

Name and Address	Number of Shares	Percentage
Investor Class
Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, New Jersey 07311	184,738.36	15.26%

Name and Address	Number of Shares	Percentage
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	128,906.82	10.65%

Service Class
Saxon & Co. FBO Customer P.O. Box 7780 Philadelphia, Pennsylvania 19182	407,540.97	43.25%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	186,360.89	19.78%

Saxon & Co. FBO Customer P.O. Box 7780 Philadelphia, Pennsylvania 19182	129,185.37	13.71%

LPL Financial Customer 9785 Towne Centre Drive San Diego, California 92121-1968	47,459.29	5.04%

Institutional Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	1,304,046.18	22.47%

The Fulton Company C/O Fulton Financial Advisors P.O. Box 3215 Lancaster, Pennsylvania 17604	1,220,894.70	21.04%

National Financial Services Corp. Exclusive Benefit of our Customers Attn: Mutual Funds Department 5th Floor 200 Liberty Street P.O. Box 3751 Church Street Station New York, New York 10008-3751	859,549.39	14.81%

Name and Address	Number of Shares	Percentage
JPMorgan Chase Bank NA, As Directed Trustee for the Deloitte Pension Plan for Employees 4 New York Plaza, 12th Floor New York, New York 10004-2466	736,258.20	12.69%

JPMorgan Chase Bank NA, As Directed Trustee for the Deloitte Pension Plan for Partners, Principals and Directors 4 New York Plaza, 12th Floor New York, New York 10004-2466	594,142.26	10.24%

Renaissance Large Cap Growth Fund

Name and Address	Number of Shares	Percentage
Investor Class
National Financial Services Corp. Exclusive Benefit of our Customers Attn: Mutual Funds Department 5th Floor 200 Liberty Street P.O. Box 3751 Church Street Station New York, New York 10008-3751	16,547.84	37.78%

BNY Mellon I S Trust Co. Cust. Rollover IRA Customer 5083 Saint Patricia Court Concord, California 94521-3651	4,419.09	10.09%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	3,752.38	8.57%

Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, New Jersey 07311	3,584.09	8.18%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	3,359.13	7.67%

Name and Address	Number of Shares	Percentage
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	2,214.39	5.06%

Service Class
BNY Mellon as Agent for BNY Mellon I S Trust Co. Cust. FBO Managers Funds Wrap Program 760 Moore Road King of Prussia, Pennsylvania 19406-1212	715,001.42	95.06%

Institutional Class
The Fulton Company C/O Fulton Financial Advisors P.O. Box 3215 Lancaster, Pennsylvania 17604	961,045.07	70.89%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	255,882.70	18.88%

National Financial Services Corp. Exclusive Benefit of our Customers Attn: Mutual Funds Department 5th Floor 200 Liberty Street P.O. Box 3751 Church Street Station New York, New York 10008-3751	82,900.06	6.12%

Skyline Special Equities Portfolio

Name and Address	Number of Shares	Percentage
Hartford Life Insurance Co. Separate Account 1 Griffin Road North Windsor, Connecticut 06095-1512	1,971,805.29	22.09%

Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4151	1,793,449.70	20.09%

Name and Address	Number of Shares	Percentage
National Financial Services LLC Attn: Mutual Funds Department, 5th Floor 200 Liberty Street New York, New York 10281-1003	1,016,527.84	11.39%

Systematic Mid Cap Value Fund

Name and Address	Number of Shares	Percentage
Investor Class
Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, New Jersey 07311	683,765.88	25.3%

LPL Financial Customer 9785 Towne Centre Drive San Diego, California 92121-1968	682,850.39	25.30%

Saint Peter’s Healthcare System 254 Easton Avenue New Brunswick, New Jersey 08901-1780	344,333.48	12.76%

Service Class
Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers Attn: Service Team 4800 Deer Lake Drive East, 3rd Floor Jacksonville, Florida 32246-6484	4,223.20	82.87%

Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854-1631	873.09	17.13%

Institutional Class
Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, New Jersey 07311	18,166,524.45	64.86%

National Financial Services Corp. Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street P.O. Box 3751 Church Street Station New York, New York 10008-3751	2,016,851.47	7.20%

Systematic Value Fund

Name and Address	Number of Shares	Percentage
Investor Class
BNY Mellon as Agent for BNY Mellon I S Trust Co. Cust. FBO Managers Funds Wrap Program 760 Moore Road King of Prussia, Pennsylvania 19406-1212	1,666,820.23	70.70%

Jefferson County School District R-1 C/O Fascore LLC 8515 East Orchard Road 2T2 Greenwood Village, Colorado 80111	266,924.47	11.32%

JPMorgan Chase Bank Trust FBO Tree Top Inc. Salary Savings Plan C/O JPMRPS MGMT RPTG TEAM 11500 Outlook Street Overland Park, Kansas 66211-1804	119,523.75	5.07%

Institutional Class
National Financial Services Corp. Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street P.O. Box 3751 Church Street Station New York, New York 10008-3751	1,721,306.17	60.09%

RBC Capital Markets LLC Wealth Accumulation Plan One Liberty Plaza, 6th Floor 165 Broadway New York, New York 10006-1440	262,063.23	9.15%

Frontier Trust Company FBO Affiliated Managers Group, Inc. 401(k) P.O. Box 10758 Fargo, North Dakota 58106	206,214.65	7.20%

Young Harris College 1 College Street Young Harris, Georgia 30582-4137	199,246.36	6.96%

TimesSquare International Small Cap Fund

Name and Address	Number of Shares	Percentage
Institutional Class
Grant R. Babyak and Nicole Abbatecola 34 Dusenberry Road Bronxville, New York 10708-2421	37,447.11	24.55%

Stephen Green P.O. Box 3939 New York, New York 10185-3939	37,447.11	24.55%

Ian A. Rosenthal and Kathleen M. Tait 111 Barrow Street, Apartment 7C New York, New York 10014-2894	37,447.11	24.55%

Premier Class
Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854-1631	1,000.00	100.00%

TimesSquare Mid Cap Growth Fund

Name and Address	Number of Shares	Percentage
Institutional Class
National Financial Services Corp. Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street P.O. Box 3751 Church Street Station New York, New York 10008-3751	20,857,160.03	31.94%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place, Suite 400 Orlando, Florida 32810-5935	8,193,180.74	12.55%

T Rowe Price Retirement Plan Services Inc. FBO Retirement Plan Clients 4515 Painters Mill Road Owings Mills, Maryland 21117-4903	3,979,853.41	6.09%

Name and Address	Number of Shares	Percentage
Mitra & Co. FBO VA C/O M&I Trust Co. NA, Attn: MF 11270 West Park Place, Suite 400 Milwaukee, Wisconsin 53224-3638	3,377,001.68	5.17%

Premier Class
First Clearing, LLC Customer 2801 Market Street St. Louis, Missouri 63103	13,167,794.07	30.75%

National Financial Services Corp. Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street P.O. Box 3751 Church Street Station New York, New York 10008-3751	5,173,994.01	12.08%

New York Life Trust Company 169 Lackawanna Avenue Parsippany, New Jersey 07054-1007	2,402,289.10	5.61%

TimesSquare Small Cap Growth Fund

Name and Address	Number of Shares	Percentage
Institutional Class
Vanguard Fiduciary Trust Co. P.O. Box 2600, VM 613 Attn: Outside Funds Valley Forge, Pennsylvania 19482-2600	8,134,461.36	15.97%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Boulevard Jersey City, New Jersey 07310	5,360,893.91	10.53%

Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, North Carolina 28288-1076	4,906,326.45	9.63%

State Street Bank & Trust FBO Nestle 401k Savings Plan P.O. Box 5501 Boston, Massachusetts 02206-5501	3,317,253.07	6.51%

Name and Address	Number of Shares	Percentage
JP Morgan Chase as Trustee FBO The Pearson Retirement Plan 401(k) 11500 Outlook Street Overland Park, Kansas 66211	3,300,970.28	6.48%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place, Suite 400 Orlando, Florida 32810-5935	2,737,385.51	5.38%

Premier Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Boulevard Jersey City, New Jersey 07310	6,158,097.50	59.26%

Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, North Carolina 28288-1076	868,515.52	8.36%

Wells Fargo Bank, N.A. FBO ACSC Plan B P.O. Box 1533 Minneapolis, Minnesota 55480	860,555.80	8.28%

Wells Fargo Bank, N.A. FBO ACSC Plan A-ACSC P.O. Box 1533 Minneapolis, Minnesota 55480	615,436.04	5.92%

JP Morgan Chase as Trustee FBO Interactive Data 401(k) Plan 11500 Outlook Street Overland Park, Kansas 66211-1804	572,202.04	5.51%

Trilogy Emerging Markets Equity Fund

Name and Address	Number of Shares	Percentage
Investor Class
Trilogy Global Advisors LLC Attn: Finance Group 1114 Avenue of the Americas, 28th Floor New York, New York 10036-0000	29,640.00	89.19%

Name and Address	Number of Shares	Percentage
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place, Suite 400 Orlando, Florida 32810-5935	2,518.05	7.58%

Service Class
BNY Mellon as Agent for BNY Mellon I S Trust Co Cust FBO Managers Funds Wrap Program 760 Moore Road King of Prussia, Pennsylvania 19406-1212	1,836,432.34	94.70%

Institutional Class
US Bank, N.A. FBO US Bank Pension Plan P.O. Box 1787 Milwaukee, Wisconsin 53201-1787	6,366,414.08	69.09%

Trilogy Global Equity Fund

Name and Address	Number of Shares	Percentage
Investor Class
Trilogy Global Advisors LLC Attn: Finance Group 1114 Avenue of the Americas, 28th Floor New York, New York 10036	48,476.64	92.86%

Service Class
BNY Mellon as Agent for BNY Mellon I S Trust Co. Cust. FBO Managers Funds Wrap Program 760 Moore Road King of Prussia, Pennsylvania 19406-1212	6,117,175.28	97.97%

Institutional Class
Henry Beckwitt as Trustee Beckwitt-Hughey 1993 Trust 3 Eliot Road Lexington, Massachusetts 02421-5609	278,713.82	22.42%

Cora L. Sterling 411 Lakewood Drive Winter Park, Florida 32789-3939	209,496.71	16.85%

Name and Address	Number of Shares	Percentage
William P. Sterling 411 Lakewood Drive Winter Park, Florida 32789-3939	209,496.71	16.85%

Thomas A. Masi and O. Luby Masi 10 Heath Drive Basking Ridge, New Jersey 07920-1949	202,700.96	16.31%

Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, New Jersey 07311	134,796.14	10.84%

W. Michael Clifford & Robert H. Gardner as Trustees, Ryan R. Burrow Irrevocable Trust 301 East Rine Street, Suite 1400 Orlando, Florida 32801	81,080.38	6.52%

Trilogy International Small Cap Fund

Name and Address	Number of Shares	Percentage
Investor Class
National Financial Services Corp. Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street P.O. Box 3751 Church Street Station New York, New York 10008-3751	56,402.90	63.04%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place, Suite 400 Orlando, Florida 32810-5935	13,715.24	15.33%

Trilogy Global Advisors LLC Attn: Finance Group 1114 Avenue of the Americas, 28th Floor New York, New York 10036-0000	8,803.46	9.84%

Service Class
BNY Mellon as Agent for BNY Mellon I S Trust Co Cust. FBO Managers Funds Wrap Program 760 Moore Road King of Prussia, Pennsylvania 19406-1212	397,417.67	85.58%

Name and Address	Number of Shares	Percentage
National Financial Services Corp. Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street P.O. Box 3751 Church Street Station New York, New York 10008-3751	51,529.05	11.10%

Institutional Class
Gregory J. Gigliotti 36 Flying Cloud Road Stamford, Connecticut 06902-7723	606,443.33	44.16%

Cora L. Sterling 411 Lakewood Drive Winter Park, Florida 32789-3939	210,253.04	15.31%

William P. Sterling 411 Lakewood Drive Winter Park, Florida 32789-3939	210,253.04	15.31%

Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, New Jersey 07311	132,460.37	9.64%

W. Michael Clifford & Robert H. Gardner as Trustees, Ryan R. Burrow Irrevocable Trust 301 East Rine Street, Suite 1400 Orlando, Florida 32801	81,500.67	5.93%

Yacktman Focused Fund

Name and Address	Number of Shares	Percentage
Institutional Class
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	28,928,305.75	29.74%

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, Missouri 63103-2523	18,108,810.56	18.62%

Name and Address	Number of Shares	Percentage
Charles Schwab & Co. Inc. Attn: Mutual Funds Department 211 Main Street San Francisco, California 94105-1905	16,468,875.26	16.93%

Service Class
National Financial Services Corp. For the Exclusive Benefit of Our Customers One World Financial Center, 5th Floor 200 Liberty Street New York, New York 10281-1003	115,167,493.69	38.38%

Charles Schwab & Co. Inc. Attn: Mutual Funds Department 211 Main Street San Francisco, California 94105-1905	87,409,091.08	29.13%

Yacktman Fund

Name and Address	Number of Shares	Percentage
Service Class
National Financial Services Corp. For the Exclusive Benefit of Our Customers One World Financial Center, 5th Floor 200 Liberty Street New York, New York 10281-1003	134,444,132.19	27.64%

Charles Schwab & Co. Inc. 211 Main Street San Francisco, California 94105-1905	85,347,469.28	17.54%

Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	36,893,715.26	7.58%

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, Missouri 63103-2523	34,212,044.21	7.03%

*	A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee or Nominee has purchased or sold securities of the Manager or any of its parents or subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Manager or any of its respective parents or subsidiaries.

As of April 1, 2013, the Trustees and officers as a group owned, of record and beneficially, less than 1% of the outstanding shares of each class of the Funds, except as set forth below.

Fund	Class	Percent of Class Beneficially Owned
Trilogy International Small Cap Fund	Service	1.858%

As of April 1, 2013, each of the Trustees, Nominees and named executive officers owned, of record and beneficially, less than 1% of the outstanding shares of each class of the Funds, except as set forth below.

Name	Fund	Share Class	Amount of Shares Owned	Percentage of Share Class
William E. Chapman, II	Trilogy International Small Cap Fund	Service	8,541.159	1.858%

APPENDIX C

GOVERNANCE COMMITTEE CHARTER

THE MANAGERS FUNDS, MANAGERS TRUST I, MANAGERS TRUST II AND MANAGERS AMG FUNDS

GOVERNANCE COMMITTEE CHARTER

1.	Membership, Composition and Governance.

Each of the Boards of Trustees (each, a “Board”) of the Managers Funds Family of Funds (each, a “Fund” and collectively, the “Funds”) has established a Governance Committee of the Board (each, a “Governance Committee”). The Governance Committee shall consist of all Trustees (each, a “Trustee” and collectively, the “Trustees”) of the Board who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) of any Fund or of the adviser or sub-adviser of any Fund (each, an “Independent Trustee” and collectively, the “Independent Trustees”). Unless otherwise determined by the Board, the Governance Committee shall elect one member thereof to serve as the Chairperson of the Committee.

2.	Meetings.

Meetings of the Governance Committee shall be held at such times and at such places as determined from time to time by the Board, the Governance Committee or the Chairperson of the Committee, but not less frequently than annually. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting of the Governance Committee. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

3.	Powers and Duties.

The Governance Committee shall have the following powers and duties:

a.	To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Funds that wish to recommend such candidates for consideration by the Governance Committee, which procedures are set forth as Appendix A attached hereto, as the same may be amended from time to time.

b.	To recommend to the Board from time to time individuals to be appointed or nominated for election as Independent Trustees.

c.	To recommend to the Board from time to time an Independent Trustee to be appointed as Chairperson of the Board, with such powers and duties as are set forth on Appendix B attached hereto, as the same may be amended from time to time.

d.	To conduct self-evaluations of the performance of the Independent Trustees at least annually and, in connection therewith, review the performance of the

Board and, taking into consideration appropriate input from management, make recommendations to the Board for any appropriate actions to enhance such performance.

e.	To review periodically the compensation of the Trustees and to make recommendations to the Board regarding any appropriate changes to such compensation.

f.	To review periodically the Board’s membership, structure and operation and to make recommendations to the Board with respect to the development and maintenance thereof.

g.	To review and make recommendations to the Board with respect to the duties, composition and frequency of meetings of the various committees of the Board and the chairpersons of such committees, including the Chairperson of the Governance Committee.

h.	To consider, evaluate and make recommendations to the Board with respect to the approval and/or continuation of advisory, sub-advisory, distribution and other agreements with service providers that are affiliated persons of the Funds’ investment adviser.

i.	To consider, evaluate and make recommendations to the Board with respect to the approval and/or continuation of Rule 12b-1 plans of distribution, shareholder servicing plans, agreements relating thereto, and related matters.

j.	To review the adequacy of this charter and to evaluate the Governance Committee’s performance of its duties and responsibilities hereunder, and to make recommendations to the Board for any appropriate changes or other actions with respect thereto.

k.	To consider and evaluate any other matter appropriate for review by the Independent Trustees that is not otherwise the responsibility of the Audit Committee of the Board.

l.	To act on such other matters as may be delegated to the Governance Committee by the Board from time to time.

Adopted: December 3, 2004

APPENDIX A

PROCEDURES WITH RESPECT TO INDEPENDENT TRUSTEE

NOMINEES TO THE BOARD

1.	Identification of Candidates.

When a vacancy on the Board exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures.

2.	Shareholder Candidates.

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains sufficient background information concerning the candidate and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund.

3.	Evaluation of Candidates.

In evaluating a candidate for a position on the Board, including any candidate recommended by shareholders of a Fund, the Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

APPENDIX B

CHAIRPERSON OF THE BOARD

1.	Powers and Duties of the Chairperson.

The Chairperson of the Board shall have the following duties and powers:

a.	To preside at meetings of the Board and exercise primary responsibility for the agenda of such meetings, the topics discussed, the amount of time spent on each topic and the order in which topics are addressed.

b.	To serve as a member of each committee of the Board.

c.	To call meetings of the Board and of any committee thereof on such occasions and under such circumstances as the Chairperson of the Board may deem necessary or desirable.

d.	To serve as a principal liaison with management and counsel to the Funds with respect to matters involving the Board.

e.	To have the power and authority to preside from time to time at meetings of the shareholders of the Funds, and to delegate such power and authority to other Trustees or officers of the Funds, in each case on such occasions and under such circumstances as may be deemed necessary or desirable by the Chairperson of the Board; provided, however, that in the event that the Chairperson of the Board does not preside at a meeting of shareholders or delegate such power and authority to another Trustee or officer of the Funds, the President of the Funds (or a person designated thereby) shall preside at such meeting.

f.	To serve as a primary point of contact for shareholders and other persons wishing to communicate with the Independent Trustees or the Board.

g.	To have and exercise such duties and powers as are typically vested in a “lead” independent trustee of a mutual fund.

h.	To have, exercise and perform such additional duties and powers with respect to the Funds as from to time may be delegated to the Chairperson of the Board by the Board.

2.	Resources and Authority of the Chairperson.

The Chairperson of the Board shall have the resources and authority appropriate to discharge the responsibilities of the office, including the authority to engage, at the expense of the Funds, such advisors, agents, clerks, employees and counsel as may be deemed necessary or desirable by the Governance Committee or the Chairperson. The Chairperson of the Board, in consultation with the Governance Committee, may determine the appropriate levels of funding for payment of compensation to such persons. In fulfilling his or her responsibilities hereunder, the Chairperson of the Board shall have direct access to such officers and employees of the Funds, The Managers Funds LLC and any of its affiliated companies and the Funds’ other service providers as he or she deems necessary or desirable.

3.	Ongoing Review by Committee.

In establishing the office of the Chairperson of the Board, the Governance Committee has sought to implement, in a timely manner, certain governance practices set forth in final rules of the Securities and Exchange Commission, in respect of which compliance is required on or before January 16, 2006. The Governance Committee will continue to monitor the effectiveness of the office of the Chairperson of the Board, and will make, on an ongoing basis, such further changes to the duties, powers and prerogatives of such office as it may determine are appropriate to enhance its effectiveness.

APPENDIX D

PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS

If Proposal 2 is adopted in full by the shareholders of Essex Small/Micro Cap Growth Fund, GW&K Municipal Bond Fund, GW&K Municipal Enhanced Yield Fund, GW&K Small Cap Equity Fund, Renaissance Large Cap Growth Fund, Skyline Special Equities Portfolio, Systematic Mid Cap Value Fund, Systematic Value Fund, TimesSquare International Small Cap Fund, TimesSquare Mid Cap Growth Fund, TimesSquare Small Cap Growth Fund, Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund and Trilogy International Small Cap Fund, the result will be that the Funds will be subject to the fundamental investment restrictions listed below.

Fundamental Investment Restrictions of the Essex Small/Micro Cap Growth Fund, the GW&K Municipal Bond Fund, the GW&K Municipal Enhanced Yield Fund, the GW&K Small Cap Equity Fund, the Renaissance Large Cap Growth Fund, the Skyline Special Equities Portfolio, the Systematic Mid Cap Value Fund, the Systematic Value Fund, the TimesSquare International Small Cap Fund, the TimesSquare Mid Cap Growth Fund, the TimesSquare Small Cap Growth Fund, the Trilogy Emerging Markets Equity Fund, the Trilogy Global Equity Fund, and the Trilogy International Small Cap Fund

Each Fund:

(1) May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(2) May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(3) May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(4) May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations

D-1

may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(5) May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(6) May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(7) May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

(8) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

D-2

APPENDIX E

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

MANAGERS AMG FUNDS

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made this [    ] day of [            ], 2013 by the Trustees hereunder and by the holders of shares of beneficial interest issued hereunder and to be issued hereunder as hereinafter provided, amending and restating the Master Trust Agreement dated June 18, 1999 (the “Original Declaration of Trust”):

WITNESSETH that

WHEREAS, this Trust has been formed to carry on the business of an investment company; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

NOW, THEREFORE, the Trustees hereby amend and restate the Original Declaration of Trust to read in its entirety as follows and do hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

ARTICLE I

Name and Definitions

Name

Section 1. This Trust shall be known as “Managers AMG Funds”, and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Definitions

Section 2. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) “Trust” refers to the Massachusetts business trust established by this Amended and Restated Agreement and Declaration of Trust, as amended from time to time;

(b) “Trustees” refers to the Trustees of the Trust named herein or elected in accordance with Article IV hereof;

(c) “Shares” means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one Series or Class of Shares is authorized by the Trustees, the equal proportionate transferable units into which each Series or Class of Shares shall be divided from time to time;

(d) “Shareholder” means a record owner of Shares;

(e) “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time;

(f) The terms “Commission”, “Interested Person”, and “principal underwriter” shall have the meanings given them in the 1940 Act, and the term “affiliate” shall have the meaning given to “affiliated person” in the 1940 Act;

(g) “Declaration of Trust” shall mean this Amended and Restated Agreement and Declaration of Trust, as amended or restated from time to time;

(h) “By-Laws” shall mean the By-Laws of the Trust, as amended from time to time;

(i) “Series” or “Series of Shares” refers to the one or more separate investment portfolios of the Trust into which the assets and liabilities of the Trust may be divided and the Shares of the Trust representing the beneficial interest of Shareholders in such respective portfolios; and

(j) “Class” or “Class of Shares” refers to the division of Shares representing any Series into two or more Classes as provided in Article III, Section 1 hereof.

ARTICLE II

Purpose of Trust

The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character (which may include shares or interests in other investment funds, whether or not registered under the 1940 Act) and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust.

ARTICLE III

Shares

Division of Beneficial Interest

Section 1. The Shares of the Trust may be issued in one or more Series as the Trustees may, without Shareholder approval, authorize. Each Series shall be preferred over all other Series in respect of the assets specifically allocated to that Series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. The beneficial interest in each Series shall at all times be divided into Shares, without par value, each of which shall, except as provided in the following sentence, represent an equal proportionate interest in the Series with each other Share of the same Series, none having priority or preference over another. The Trustees may, without Shareholder approval, divide the Shares of any Series into two or more Classes, Shares of each such Class having such preferences and special or relative rights and privileges (including conversion and exchange rights, if any) as the Trustees may determine or as shall be set forth in the By-Laws. The number of Shares authorized shall be unlimited, except as the Bylaws may otherwise provide, and the Shares so authorized may be represented in part by fractional shares. The Trustees may from time to time, without Shareholder approval, divide or combine the Shares of any Series or Class into a greater or lesser number without thereby changing the proportionate beneficial interest in the Series or Class. The Trustees also may from time to time, without Shareholder approval, combine the Shares of two or more Classes of any Series into a single Class.

Ownership of Shares

Section 2. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series and Class and as to the number of Shares of each Series and Class held from time to time by each Shareholder.

Investment in the Trust

Section 3. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they or the By-Laws from time to time authorize.

All consideration received by the Trust for the issue or sale of Shares of each Series, together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Series of Shares with respect to which the same were received by the Trust for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Trust and are herein referred to as “assets of” such Series.

No Preemptive Rights

Section 4. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Status of Shares and Limitation of Personal Liability

Section 5. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust or the By-Laws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and the By-Laws and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but such representative shall be entitled only to the rights of said decedent under this Declaration of Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor except as specifically provided in this Declaration of Trust to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

ARTICLE IV

The Trustees

Election, Tenure and Removal

Section 1. The Trustees as of the date hereof shall be [INSERT NAMES OF TRUSTEES]. From time to time, the Trustees may fix the number of Trustees or fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. At any meeting called for the purpose, a Trustee may be removed by vote of the holders of two-thirds of the outstanding Shares. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust or otherwise authorized by the Trustees, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

Effect of Death, Resignation, etc. of a Trustee

Section 2. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Powers

Section 3. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may fill vacancies, including vacancies caused by enlargement of their number, and may remove Trustees with or without cause; they may elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may appoint an advisory board, the members of which shall not be Trustees and need not be Shareholders; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Without limiting the foregoing, and in addition to the power and authority granted to the Trustees elsewhere in this Declaration of Trust, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

(c) To cause the Trust to act as a distributor of shares and as underwriter of, or broker or dealer in, securities and other property;

(d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(e) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(f) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depositary or a nominee or nominees or otherwise;

(g) To allocate assets, liabilities, income and expenses of the Trust to a particular Series of Shares or to apportion the same among two or more Series, provided that any liabilities or expenses incurred by a particular Series of Shares shall be payable solely out of the assets of that Series; and, to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes of Shares, to allocate assets, liabilities, income and expenses of a Series to a particular Class of Shares of that Series or to apportion the same among two or more Classes of Shares of that Series;

(h) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(i) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(j) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(k) To organize, and transfer assets of the Trust into and out of, subsidiaries of the Trust or any series thereof;

(l) To enter into joint ventures, general or limited partnerships, limited liability companies and any other combinations or associations;

(m) To borrow funds or other property;

(n) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

(o) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the Trust’s business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring any or all of the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter or independent contractor, including, without limitation, any action taken or omitted that may be determined to constitute negligence or gross negligence, in each case, whether or not the Trust would have the power to indemnify such person against such liability;

(p) To pay pensions as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

(q) To engage in any other lawful act or activity in which corporations organized under the Massachusetts Business Corporation Act, as amended from time to time, may engage.

The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing to in no way limit the Trustees’ powers and authority.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Except as otherwise provided herein or from time to time in the By-Laws or as shall be required by any provision of law applicable to the action to be taken, any action to be taken by the Trustees may be taken (A) by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time (participation by such means shall for all purposes constitute presence in person at a meeting), or (B) by written consents or consents submitted electronically of a majority of the Trustees then in office (which written consents shall be filed with the records of the meetings of the Trustees and shall be treated for all purposes as a vote taken at a meeting of Trustees).

Payment of Expenses by Trust and by Shareholders

Section 4. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, in connection with the management thereof, or in connection with the financing of the sale of Shares, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, any investment adviser, manager or sub-adviser, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, provided, however, that all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with a particular Series of Shares, as determined by the Trustees, shall be payable solely out of the assets of that Series and may, as the Trustees from time to time may determine, be allocated to a particular Class of Shares of a Series or apportioned among two or more Classes of Shares of a Series.

The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Ownership of Assets of the Trust

Section 5. Title to all of the assets of each Series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

Advisory, Management and Distribution

Section 6. The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, limited liability company, general or limited partnership, trust, association or other organization (the “Manager”); and any such contract may provide for, or permit, the hiring of or delegation to one or more sub-advisers who shall perform all or part of the obligations of the Manager under such contract and may contain such other terms as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, limited liability company, general or limited partnership, trust, association or other organization, appointing it the exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms as the Trustees may determine.

The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, member, trustee, employee, manager, adviser, principal underwriter, distributor or affiliate or agent of or for any corporation, limited liability company, general or limited partnership, trust, association or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii) any corporation, limited liability company, general or limited partnership, trust, association or other organization with which an advisory or management contract, principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other agency contract with one or more other corporations, limited liability companies, general or limited partnerships, trusts, associations or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE V

Shareholders’ Voting Powers and Meetings

Voting Powers

Section 1. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1 of this Declaration of Trust, provided, however, that no meeting of Shareholders is required to be called for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, (ii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 8 of this Declaration of Trust, (iii) with respect to any termination of this Trust to the extent and as provided in Article IX, Section 4 of this Declaration of Trust (for the avoidance of any doubt, Shareholders shall have no separate right to vote with respect to the termination of the Trust if the Trustees exercise their right to terminate the Trust pursuant to Article IX, Section 4 of this Declaration of Trust), (iv) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or Series thereof or the Shareholders (provided, however, that a Shareholder of a particular Series shall not be entitled to a derivative or class action on behalf of any other Series (or Shareholder of any other Series) of the Trust), and (v) with respect to such additional matters relating to the Trust as may be required by law, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to Series or Classes of Shares, except that (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class and (2) when the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action permitted or required of the Shareholders by law, this Declaration of Trust or the By-Laws.

Meetings

Section 2. Meetings of the Shareholders of the Trust or any or all Series or Classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of the Trust or such Series or Classes as herein provided or for such other purposes as may be prescribed by law, by this Declaration of Trust or by the By-Laws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the Trustees. Notice of any meeting of Shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each Shareholder by mailing such notice, postage prepaid, at least seven days before such meeting, at the Shareholder’s address as it appears on the records of the Trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic or mobile address most recently furnished to the Trust (or its agent) by the Shareholder. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the By-Laws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

Quorum and Required Vote

Section 3. Except when a larger quorum is required by law, by the By-Laws or by this Declaration of Trust, thirty percent (30%) of the Shares entitled to vote shall constitute a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of this Declaration of Trust or the By-Laws requires that holders of any Series or Class shall vote as a Series or Class, then thirty percent (30%) of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, any time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or this Declaration of Trust or the By-Laws or by the Trustees, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust or the By-Laws requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter (or such larger proportion thereof as shall be required by any provision of law or this Declaration of Trust or the By-Laws or the Trustees) shall decide that matter insofar as that Series or Class is concerned.

Action by Written Consent

Section 4. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of law or this Declaration of Trust or the By-Laws or the Trustees) or, as applicable, holding a majority (or such larger proportion as aforesaid) of the Shares of any Series or Class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Additional Provisions

Section 5. The By-Laws may include further provisions regarding Shareholders’ voting powers and approval requirements, shareholder meetings and related matters.

ARTICLE VI

Distributions, Redemptions and Repurchases

Distributions

Section 1. The Trustees may each year, or more frequently if they so determine in their sole discretion, distribute to the Shareholders of each Series out of the assets of such Series such amounts as the Trustees may determine. Any such distribution to the Shareholders of a particular Series shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, and any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them. Such distributions shall be made in cash, Shares or other property, or a combination thereof, as determined by the Trustees. Any such distribution paid in Shares will be paid at the net asset value thereof. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders.

Redemptions and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance herewith, less any applicable redemption charge, deferred sales charge and/or fee. Except as otherwise provided from time to time in the prospectus of the Trust relating to the particular Class or Series of Shares, or as the Trustees may otherwise determine, payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

The redemption price may in any case or cases by paid wholly or partly in kind if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series the Shares of which are being redeemed. The fair value, selection and quantity of any securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay in transferring securities selected for delivery as all or part of any payment in kind.

Redemptions at the Option of the Trust

Section 3. Each Share of each Series or Class thereof that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Share was then being redeemed by the Shareholder pursuant to Article VI, Section 2 of this Declaration of Trust: (i) at any time, if the Trustees determine in their sole discretion and by majority vote that failure to so redeem may have materially adverse consequences to the Trust or any Series or to the holders of the Shares of the Trust or any Series thereof or Class thereof, or (ii) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current prospectus of the Trust. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

Determination of Net Asset Value

Section 4. The net asset value per Share, including of each Class (if any) and each Series of Shares, of the Trust shall be determined in accordance with the 1940 Act and any related procedures adopted by the Trustees from time to time. Determinations made under and pursuant to this Section 4 in good faith and in accordance with the provisions of the 1940 Act shall be binding on all parties concerned.

ARTICLE VII

Compensation and Limitation of Liability of Trustees

Compensation

Section 1. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking, underwriting, brokerage or other services and payment for the same by the Trust.

Limitation of Liability

Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the

Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

ARTICLE VIII

Indemnification

Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”), against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Covered Person or by reason of his or her being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII, provided, that (a) such Covered Person shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of such Covered Person’s failure to fulfill his or her undertaking, or (c) a majority of the Trustees who are disinterested persons and who are not Interested Persons of the Trust (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, indemnification shall be provided if (x) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons of the Trust (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, or (y) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section 2 shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section 2 as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Rebuttable Presumption

Section 3. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (x) or (y) of Section 2 of this Article VIII, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Indemnification Not Exclusive

Section 4. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested person” is a person against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust (including Trustees and officers) and other persons may be entitled by law, contract or otherwise, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person.

Shareholders

Section 5. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular Series or Class and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series (or attributable to the Class) of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

ARTICLE IX

Miscellaneous

Trustees, Shareholders etc. Not Personally Liable; Notice

Section 1. All persons extending credit to, contracting with or having any claim against the Trust or any Series or Class shall look only to the assets of the Trust, or, to the extent that the liability relates to assets of a particular Series or Class, only to the assets belonging to the relevant Series or attributable to the relevant Class, for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, as such, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by the Trustees, by any officer or officers or otherwise shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers or otherwise and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the Series or attributable to the Class for the benefit of which the Trustees have caused the note, bond, contract, instrument, certificate or undertaking to be made or issued, and may contain such further recital as he or she or they may deem appropriate, but the omission of any such recital shall not operate to bind any Trustee or Trustees or officer or officers or Shareholders or any other person individually.

Trustee’s Good Faith Action, Expert Advice, No Bond or Surety

Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any action taken or omitted in accordance with such advice or for failing to follow such advice. The Trustees as such shall not be required to give any bond as such nor any surety if a bond is required.

For the sake of clarification and without limiting any foregoing provision, the appointment, designation or identification of a Trustee as the chairperson of the Trustees, the lead or assistant lead independent Trustee, a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including audit committee financial expert) or having any other special appointment, designation or identification, shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee’s rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled.

Liability of Third Persons Dealing with Trustees

Section 3. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Duration and Termination of Trust

Section 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of Shareholders holding at least sixty-six and two-thirds percent (66 2/3%) of the Shares of each Series entitled to vote and voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series or Class may be terminated at any time by vote of Shareholders holding at least sixty-six and two-thirds percent (66 2/3%) of the Shares of that Series or Class entitled to vote, or by the Trustees by written notice to the Shareholders of that Series or Class. Nothing in this Declaration of Trust or the By-Laws shall restrict the power of the Trustees to terminate any Series or Class by written notice to the Shareholders of such Series or Class, whether or not such Shareholders have voted (or are proposed to vote) with respect to a merger, reorganization, sale of assets or similar transaction involving such Series or Class.

Upon termination of the Trust (or any Series or Class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, allocated or attributable, severally, to each Series (or the applicable Series or belonging, allocated or attributable to the particular Class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to each Series (or the applicable Series or attributable to the particular Class, as the case may be), to distributable form in cash or shares or other securities or property, or any combination thereof, and distribute the proceeds belonging to each Series (or the applicable Series or attributable to the particular Class, as the case may be), to the Shareholders of that Series (or Class, as the case may be), as a Series (or Class, as the case may be), ratably according to the number of Shares of that Series (or Class, as the case may be) held by the several Shareholders of such Series (or Class, as the case may be) on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, provided that with respect to any termination of a Series with multiple Classes, the proceeds attributable to each Class shall be allocated to such Class and then distributed to the Shareholders of such Class pro rata in proportion to the number of Shares of such Class held by each of them.

Reorganizations

Section 5. The Trust, or any one or more Series of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series, sub-trusts, Series, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, to form a consolidated or merged trust, series, sub-trust, Series, partnership, limited liability company, association or corporation under the laws of the Commonwealth of Massachusetts or any other jurisdiction or (2) transfer all or a substantial portion of its assets to one or more other trusts, series, sub-trusts, Series, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, or have one or more such trusts, series, sub-trusts, Series, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization approved by the Trustees and entered into by the Trust, or one or more Series, as the case may be, in connection therewith. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by the Trustees without the approval of Shareholders of the Trust or relevant Series.

Filing and Copies, References, Headings

Section 6. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the Commonwealth of Massachusetts, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument and all expressions like “herein,” “hereof” and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Applicable Law

Section 7. This Declaration of Trust is made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Amendments and Enforceability

Section 8.

(a) Except as specifically provided in this Declaration of Trust, the Trustees may amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust by an instrument in writing executed by a majority of the Trustees. Shareholders shall have the right to vote only on (i) any amendment that would materially adversely affect their right to vote granted in Article V Section 1 hereof; (ii) any amendment as may be required by law to be approved by Shareholders; and (iii) any amendment submitted to them by the Trustees. Notwithstanding the preceding sentence, the Trustees may, without any Shareholder vote, amend this Declaration of Trust (x) to change the name of the Trust or to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration of Trust to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a Series or Class, for any reason at any time, if there are no Shares of such Series or Class outstanding at that time. Except as otherwise specifically provided in this Declaration of Trust, any amendment on which Shareholders have the right to vote shall require an affirmative vote of the holders of at least a majority of the Shares outstanding and entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more Series or Classes of Shares but not the holders of all outstanding Series or Classes shall be authorized by vote of such Series or Classes affected and no vote of Shareholders of a Series or Class not affected shall be required.

(b) Nothing contained in the Declaration of Trust shall permit the amendment of the Declaration of Trust (i) to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, former Trustees, officers, employees or agents, (ii) to permit assessments upon Shareholders of the Trust, or (iii) to limit the rights to indemnification provided in Article VIII with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

(c) If any provision of this Declaration of Trust is found by a court of competent jurisdiction to be invalid or unenforceable for any reason, it is the intent and agreement of the Trustees and the holders of shares of beneficial interest issued hereunder and to be issued hereunder that the invalidity or unenforceability of any provision of this Declaration of Trust shall not affect the validity or enforceability of any other provision of this Declaration of Trust, and any invalid or unenforceable provision of this Declaration of Trust shall be modified so as to be enforced to the maximum extent of its validity or enforceability.

IN WITNESS WHEREOF, each undersigned has hereunto set his or her hand and seal in the City of [            ], [            ] for himself or herself and his or her assigns, as of the day and year first above written.

[INSERT STATE NAME]

[INSERT COUNTY NAME], ss.	[CITY], [DATE]

Then personally appeared the above named             ,             ,              and acknowledged the foregoing instrument to be his free act and deed, before me,

Notary Public My Commission Expires:

Trustees:	[NAME]

[ADDRESS]

Trust Address:	Managers AMG Funds 800 Connecticut Avenue Norwalk, Connecticut 06854

Registered Agent:	[REGISTERED AGENT NAME AND ADDRESS]

APPENDIX F

MANAGERS AMG FUNDS

MASTER TRUST AGREEMENT

THE MANAGERS AMG FUNDS

MASTER TRUST AGREEMENT

June 18, 1999

THE MANAGERS AMG FUNDS

MASTER TRUST AGREEMENT

AGREEMENT AND DECLARATION OF TRUST made at Boston, Massachusetts this 18th day of June, 1999, by the Trustees hereunder, and by the holders of shares of beneficial interest to be issued hereunder as hereinafter provided.

WITNESSETH:

WHEREAS this Trust has been formed to carry on the business of an investment company; and

WHEREAS this Trust is authorized to issue its shares of beneficial interest in separate series, each separate series to be a Sub-Trust hereunder and to issue classes of Shares of any Sub-Trust or divide Shares of any Sub-Trust into two or more classes, all in accordance with the provisions hereinafter set forth; and

WHEREAS the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth.

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust and the Sub-Trusts created hereunder as hereinafter set forth.

ARTICLE I.

NAME AND DEFINITIONS

Section 1.1. Name and Principal Office. This Trust shall be known as “The Managers AMG Funds” and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine. The principal office of the Trust shall be located at 40 Richards Avenue, Norwalk, Connecticut 06854 or at such other location as the Trustees may from time to time determine.

Section 1.2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) “By-Laws” shall mean the By-Laws of the Trust as amended from time to time;

(b) “class” refers to any class of Shares of any Series or Sub-Trust established and designated under or in accordance with the provisions of Article IV;

(c) “Commission” shall have the meaning given it in the 1940 Act;

(d) “Declaration of Trust” shall mean this Master Trust Agreement as amended or restated from time to time;

(e) “1940 Act” refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

(f) “Shareholder” means a record owner of Shares;

(g) “Shares” refers to the transferable units of interest into which the beneficial interest in the Trust and each Sub-Trust of the Trust and/or any class of any Sub-Trust (as the context may require) shall be divided from time to time;

(h) “Sub-Trust” or “Series” refers to a series of Shares established and designated under or in accordance with the provisions of Article IV;

(i) “Trust” refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time, inclusive of each and every Sub-Trust established hereunder; and

(j) “Trustees” refers to the Trustees of the Trust and of each Sub-Trust hereunder named herein or elected in accordance with Article III.

ARTICLE II.

PURPOSE OF TRUST

The purpose of the Trust is to operate as an investment company and to offer Shareholders of the Trust and each Sub-Trust of the Trust one or more investment programs primarily in securities and debt instruments.

ARTICLE III.

THE TRUSTEES

Section 3.1. Number, Designation, Election term, etc.

(a) Trustees. The initial Trustee hereof and of each Sub-Trust hereunder shall be Sean M. Healey, Two International Place, 23rd Floor, Boston, Massachusetts 02110.

(b) Number. The Trustees serving as such, whether named above or hereafter becoming Trustees, may increase or decrease the number of Trustees to a number other than the number theretofore determined. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of such Trustee’s term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection (e) of this Section 3.1.

(c) Election and Term. Trustees in addition to those named herein may become such by election by Shareholders or the Trustees in office pursuant to Section 3.1(f). Each Trustee, whether named above or hereafter becoming a Trustee, shall serve as a Trustee of the Trust and of each Sub-Trust hereunder during the lifetime of this Trust and until its termination as hereinafter provided except as such Trustee sooner dies, resigns, retires or is removed. Subject to Section 16(a) of the 1940 Act, the Trustees may elect their own successors and may, pursuant to Section 3.1(f) hereof, appoint Trustees to fill vacancies.

(d) Resignation and Retirement. Any Trustee may resign or retire as a Trustee, by written instrument signed by such Trustee and delivered to the other Trustees or to any officer of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument and shall be effective as to the Trust and each Sub-Trust hereunder.

(e) Removal. Any Trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by vote of Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by Shareholders holding not less than two-thirds of the Shares then outstanding and filed with the Trust’s custodian. Any such removal shall be effective as to the Trust and each Sub-Trust hereunder.

(f) Vacancies. Any vacancy or anticipated vacancy resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity of any of the Trustees, or resulting from an increase in the number of Trustees by the other Trustees may (but so long as there are at least two remaining Trustees, need not unless required by the 1940 Act) be filled by a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act, through the appointment in writing of such other person as such remaining Trustees in their discretion shall determine and such appointment shall be effective upon the written acceptance of the person named therein to serve as a Trustee and agreement by such person to be bound by the provisions of this Declaration of Trust, except that any such appointment in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted such appointment and shall have agreed in writing to be bound by this Declaration of Trust and the appointment is effective, the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance.

(g) Effect of Death, Resignation, etc. The death, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or any Sub-Trust hereunder or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust.

(h) No Accounting. Except to the extent required by the 1940 Act or under circumstances which would justify removal for cause, no person ceasing to be a Trustee as a result of death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

Section 3.2. Powers of Trustees. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility and the purpose of the Trust. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not be bound or limited by present or future laws or customs with regard to investment by trustees or fiduciaries, but shall have full authority and absolute power and control over the assets of the Trust and the business of the Trust to the same extent as if the Trustees were the sole owners of the assets of the Trust and the business in their own right, including such authority, power and control to do all acts and things as they, in their uncontrolled discretion, shall deem proper to accomplish the purposes of this Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business and affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may sue or be sued in the name of the Trust; they may from time to time in accordance with the provisions of Section 4.1 hereof establish Sub-Trusts, each such Sub-Trust to operate as a separate and distinct investment medium and with separately defined investment objectives and policies and distinct investment purposes; they may from time to time in accordance with the provisions of Section 4.1 hereof establish classes of Shares of any Series or Sub-Trust or divide the Shares of any Series or Sub-Trust into classes; they may as they consider appropriate elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including without implied limitation an executive committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine; in accordance with Section 3.3 they may employ one or more advisers, administrators, depositories and custodians and, may authorize any depository or custodian to employ subcustodians or agents and to deposit all or any part of such assets in a system or systems for the central handling of securities and debt Instruments, retain transfer, dividend, accounting or Shareholder servicing agents or any of the foregoing, provide for the distribution of Shares by the Trust through one or more distributors, principal underwriters or otherwise, and set record dates or times for the determination of Shareholders or various of them with respect to various matters; they may compensate or provide for the compensation of the Trustees, officers, advisers, administrators, custodians, other agents, consultants and employees of the Trust or the Trustees on such terms as they deem appropriate; and in general they may delegate to any officer of the Trust, to any committee of the Trustees and to any employee, adviser, administrator, distributor, depository, custodian, transfer and dividend disbursing agent, or any other agent or consultant of the Trust such authority, power, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including without implied limitation, the power and authority to act in the name of the Trust and any Sub-Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees.

Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority for and on behalf of the Trust and each separate Sub-Trust established hereunder:

(a) Investments. To invest and reinvest cash and other property, and to hold cash or other property uninvested without in any event being bound or limited by any present or future law or custom in regard to investments by trustees;

(b) Disposition of Assets. To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

(c) Ownership Powers. To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities, debt instruments or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities, debt instruments or property as the Trustees shall deem proper;

(d) Subscription. To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or debt instruments;

(e) Form of Holding. To hold any security, debt instrument or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or of any Sub-Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

(f) Reorganization. etc. To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or debt instrument of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security or debt instrument held in the Trust;

(g) Voting Trusts, etc. To join with other holders of any securities or debt instruments in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security or instrument with, or transfer any security or debt instrument to, any such Committee, depositary or trustee, and to delegate to them such power and authority with relation to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(h) Compromise. To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any Sub-Trust or any matter in controversy, including, but not limited to, claims for taxes;

(i) Partnerships, etc. To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(j) Borrowing and Security. To borrow funds and to mortgage and pledge the assets of the Trust or any part thereof to secure obligations arising in connection with such borrowing;

(k) Guarantees, etc. To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such Obligations;

(l) Insurance. To purchase and pay for entirely out of Trust property such insurance and/or bonding as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payments of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisors, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability; and

(m) Pensions, etc. To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

(n) Distribution Plans. To adopt on behalf of the Trust or any Sub-Trust with respect to any class thereof a plan of distribution and related agreements thereto pursuant to the terms of Rule 12b-l of the 1940 Act and to make payments from the assets of the Trust or the relevant Sub-Trust or Sub-Trusts pursuant to said Rule 12b-1 Plan.

Section 3.3. Certain Contracts. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals (a “Contracting Party”), to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or on behalf of the Trust and/or any Sub-Trust, and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below as the Trustees may determine appropriate:

(a) Advisory. Subject to the general supervision of the Trustees and in conformity with the stated policy of the Trustees with respect to the investments of the Trust or of the assets belonging to any Sub-Trust of the Trust (as that phrase is defined in subsection (a) Of Section 4.2), to manage such investments and Assets, make investment decisions with respect thereto, and to place purchase and sale orders for portfolio transactions relating to such investments and assets;

(b) Administration. Subject to the general supervision of the Trustees and in conformity with any policies of the Trustees with respect to the operations of the Trust and each Sub-Trust (including each class thereof), to supervise all or any part of the operations of the Trust and each Sub-Trust, and to provide all or any part of the administrative and clerical personnel, office space and office equipment and services appropriate for the efficient administration and operations of the Trust and each Sub-Trust;

(c) Distribution. To distribute the Shares of the Trust and each Sub-Trust (including any classes thereof), to the principal underwriter of such Shares, and/or to act as agent of the Trust and each Sub-Trust in the sale of Shares and the acceptance or rejection of orders for the purchase of Shares;

(d) Custodian and Depository. To act as depository for and to maintain custody of the property of the Trust and each Sub-Trust and accounting records in connection therewith;

(e) Transfer and Dividend Disbursing Agency. To maintain records of the ownership of outstanding Shares, the issuance ;and redemption and the transfer thereof, and to disburse any dividends declared by the Trustees, and in accordance with the policies of the Trustees and/or the instructions of any particular Shareholder to reinvest any such dividends;

(f) Shareholder Servicing. To provide service with respect to the relationship of the Trust and its Shareholders, records with respect to Shareholders and their Shares, and similar matters; and

(g) Accounting. To handle all or any part of the accounting responsibilities, whether with respect to the Trust’s properties, Shareholders or otherwise.

The same person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust and/or the Trustees, and the contracts with respect thereto may contain such terms interpretive of or in addition to the delineation of the services, duties and responsibilities provided for, including provisions that are not inconsistent with the 1940 Act relating to the standard of duty of and the rights to indemnification of the Contracting Party and others, as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or a Contracting Party from entering into sub-contractual arrangements relating to any of the matters referred to in Sections 3.3(a) through (g) hereof.

The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee/manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party; or of or for any parent or affiliate of any Contracting party or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust or any Sub-Trust; or that

(ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or have other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust or any Sub-Trust and/or the Trustees or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust, any Sub-Trust or its Shareholders, provided that in the case of any relationship or interest referred to in the preceding clause (i) on the part of any Trustee or officer of the Trust either (x) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith by a majority of such Trustees not having any such relationship or interest (even though such unrelated or disinterested Trustees are less than a quorum of all of the Trustees), (y) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the Shareholders entitled to vote thereon and the contract involved is specifically approved in good faith by vote of the Shareholders, or (z) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by the Shareholders.

Section 3.4. Payment of Trust Expenses and Compensation of Trustees. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust or any Sub-Trust, or partly out of principal and partly out of income, and to charge or allocate the same to, between or among such one or more of the Sub-Trusts and/or one or more classes of Shares thereof that may be established and designated pursuant to Article IV, as the Trustees deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, any Sub-Trust and/or any class of Shares thereof, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, investment adviser, administrator, distributor, principal underwriter, auditor, counsel, depository, custodian, transfer agent, dividend disbursing agent, accounting agent, Shareholder servicing agent, and such other agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur. Without limiting the generality of any other provision hereof, the Trustees shall be entitled to reasonable compensation from the Trust for their services as Trustees and may fix the amount of such compensation.

Section 3.5. Ownership of Assets of the Trust. Title to all of the assets of the Trust and of each Sub-Trust shall at all times be considered as vested in the Trustees.

Section 3.6. Action by Trustees. Except as otherwise provided by the 1940 Act or other applicable law, this Declaration of Trust or the By-Laws, any action to be taken by the Trustees on behalf of or with respect to the Trust or any Sub-Trust or class thereof may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least one-half of the Trustees then in office, being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office (or such larger or different number as may be required by the 1940 Act or other applicable law);

ARTICLE IV.

SHARES

Section 4.1. Description of Shares. The beneficial interest in the Trust shall be divided into Shares, all with $.001 par value, but the Trustees shall have the authority from time to time to issue Shares in one or more Series (each of which Series of Shares shall represent the beneficial interest in a separate and distinct Sub-Trust of the Trust, including without limitation each Sub-Trust specifically established and designated in Section 4.2), as they deem necessary or desirable. For all purposes under this Declaration of Trust or otherwise, including, without implied limitation, (i) with respect to the rights of creditors and (ii) for purposes of interpreting the relevant rights of each Sub-Trust and the Shareholders of each Sub-Trust, each Sub-Trust established hereunder shall be deemed to be a separate trust. The Trustees shall have exclusive power without the requirement of Shareholder approval to establish and designate such separate and distinct Sub-Trusts, and to fix and determine the relative rights and preferences as between the shares of the separate Sub-Trusts as to right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the several Sub-Trusts shall have separate voting rights or no voting rights.

In addition, the Trustees shall have exclusive power, without the requirement of Shareholder approval, to issue classes of Shares any Sub-Trust or divide the Shares of any Sub-Trust into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of Shares of etch Sub-Trust. The fact that a Sub-Trust shall have initially been established and designated without any specific establishment or designation of classes (i.e., that all Shares of such Sub-Trust are initially of a single class), or that a Sub-Trust shall have more than one established and designated class, shall not limit the authority of the Trustees to establish and designate separate classes, or one or more additional classes, of said Sub-Trust without approval of the holders of the initial class thereof, or previously established and designated class or classes thereof.

The number of authorized Shares and the number of Shares of each Sub-Trust or class thereof that may be issued is unlimited, and the Trustees may issue Shares of any Sub-Trust or class thereof for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issue on the terms determined by the Trustees shall be fully paid and non-assessable (but may be subject to mandatory contribution back to the Trust as provided in subsection (g) of Section 4.2). The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Sub-Trust or class thereof into one or more Sub-Trusts or classes thereof that may be established and designated from time to time. The Trustees may hold as treasury Shares, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Sub-Trust or class thereof reacquired by the Trust.

The Trustees may from time to time close the transfer books or establish record dates and times for the purposes of determining the holders of Shares entitled to be treated as such, to the extent provided or referred to in Section 5.3.

The establishment and designation of any Sub-Trust or of any class of Shares of any Sub-Trust in addition to those established and designated in Section 4.2 shall be effective (i) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation of the relative rights and preferences of the Shares of such Sub-Trust or class, (ii) upon the execution of an instrument in writing by an officer of the Trust pursuant to the vote of a majority of the Trustees, or (iii) as otherwise provided in either such instrument. At any time that there are no Shares outstanding of any particular Sub-Trust or class previously established and designated, the Trustees may by an instrument executed by a majority of their number (or by an instrument executed by an officer of the Trust pursuant to the vote of a majority of the Trustees) abolish that Sub-Trust or class and this establishment and designation thereof. Each instrument establishing and designating any Sub-Trust shall have the status of an amendment to this Declaration of Trust.

Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested may acquire, own, hold and dispose of Shares of any Sub-Trust (including any classes thereof) of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Sub-Trust (including any classes thereof) from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Sub-Trust (including any classes thereof) generally.

Section 4.2. Establishment and Designation of Sub-Trusts and Classes. Without limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate one (1) Sub-Trust: (i) Essex Growth Fund, which shall have a single class of Shares. The Shares of such Sub-Trust and any Shares of any further Sub-Trust that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Sub-Trust at the time of establishing and designating the same) have the following relative rights and preferences:

(a) Assets Belonging to Sub-Trusts. All consideration received by the Trust for the issue or sale of Shares of a particular Sub-Trust or any classes thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held by the Trustees in trust for the benefit of the holders of Shares of that Sub-Trust or class thereof and shall irrevocably belong to that Sub-Trust (and be allocable to any classes thereof) for all purposes, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, together with any General Items (as hereinafter defined) allocated to that Sub-Trust as provided in the following sentence, sure herein referred to as “assets belonging to” that Sub-Trust (and allocable to any classes thereof). In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Sub-Trust (collectively “General Items”), the Trustees shall allocate such General Items to and among any one or more of the Sub-Trusts established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Sub-Trust shall belong to that Sub-Trust (and be allocable to any classes thereof). Each such allocation by the Trustees shall be conclusive and binding upon the holders of all Shares of all Sub-Trusts (including any classes thereof) for all purposes.

(b) Liabilities Belonging to Sub-Trusts. The assets belonging to each particular Sub-Trust shall be charged with the liabilities in respect of that Sub-Trust and all expenses, costs, charges and reserves belonging to that Sub-Trust, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Sub-Trust shall be allocated and charged by the Trustees to and among any one or more of the Sub-Trusts established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. In addition, the liabilities in respect of a particular class of Shares of a particular Sub-Trust and all expenses, costs, charges and reserves belonging to that class of Shares, and any general liabilities, expenses, costs, charges or reserves of that particular Sub-Trust which are not readily identifiable as belonging to any particular class of Shares of that Sub-Trust shall be allocated and charged by the Trustees to and among any one or more of the classes of Shares of that Sub-Trust established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a Sub-Trust or class thereof are herein referred to as “liabilities belonging to” that Sub-Trust or class thereof. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders, creditors and any other persons dealing with the Trust or any Sub-Trust (including any classes thereof) for all purposes. Any creditor of any Sub-Trust may look only to the assets of that Sub-Trust to satisfy such creditor’s debt.

The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

(c) Dividends. Dividends and distributions on Shares of a particular Sub-Trust or any class thereof may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Sub-Trust or class, from such of the income and capital gains, accrued or realized, from the assets belonging to that Sub-Trust, or in the case of a class, belonging to that Sub-Trust and allocable to that class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Sub-Trust or class. All dividends and distributions on Shares of a particular Sub-Trust or class thereof shall be distributed pro rata to the holders of Shares of that Sub-Trust or class in proportion to the number of Shares of that Sub-Trust or class held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder’s purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Shares of that Sub-Trust or class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees my have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with subsection (h) of Section 4.2.

The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall, be conclusive and binding upon the Shareholders.

(d) Liquidation. In the event of the liquidation or dissolution of the Trust, the holders of Shares of each Sub-Trust or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Sub-Trust, or in the case of a class, belonging to that Sub-Trust and allocable to that class, over the liabilities belonging to that Sub-Trust or class. The assets so distributable to the holders of Shares of any particular Sub-Trust or class thereof shall be distributed among such holders in proportion to the number of Shares of that Sub-Trust or class thereof held by them and recorded on the books of the Trust. The liquidation of any particular Sub-Trust or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

(e) Voting. On each matter submitted to a vote of the Shareholders, each holder of a whole Share shall be entitled to one vote for each dollar of net asset value standing in such Shareholder’s name on the books of the Trust irrespective of the Series thereof or class thereof and all Shares of all Series and classes thereof shall vote together as a single class; provided, however, that as to any matter (i) with respect to which a separate vote of one or more Series or classes thereof is required by the 1940 Act or the provisions of the writing establishing and designating the Sub-Trust or class, such requirements as to a separate vote by such Series or class thereof shall apply in lieu of all Shares of all Series and classes thereof voting together; and (ii) as to any matter which affects the interests of one or more particular Series or classes thereof, only the holders of Shares of the one or more affected Series or classes shall be entitled to vote, and each such Series or class shall vote as a separate class

(f) Redemption by Shareholder. Each holder of Shares of a particular Sub-Trust or any class thereof shall have the right at such times as maybe permitted by the Trust to require the Trust to redeem all or any part of such holder’s Shares of that Sub-Trust or class thereof at a redemption price equal to the net asset value per Share of that Sub-Trust or class thereof next determined in accordance with subsection (h) of this Section 4.2 after the Shares are properly tendered for redemption, subject to any contingent deferred sales charge or redemption charge in effect at the time of redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may, subject to the requirements of the 1940 Act, make payment wholly or partly in securities or other assets belonging to the Sub-Trust of which the Shares being redeemed are part at the value of such securities or assets used in such determination of net asset value.

Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Sub-Trust or class thereof to require the Trust to redeem Shares of that Sub-Trust during any period or at any time when and to the extent permissible under the 1040 Act.

(g) Redemption by Trust. Each Share of each Sub-Trust or class thereof that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Share was then being redeemed by the Shareholder pursuant to subsection (f) of this Section 4.2: (i) at any time, if the Trustees determine in their sole discretion and by majority vote that failure to so redeem may have materially adverse consequences to the Trust or any Sub-Trust or to the holders of the Shares of the Trust or any Sub-Trust thereof or class thereof, or (ii) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then Current Prospectus of the Trust. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

(h) Net Asset Value. The net asset value per Share of any Sub-Trust shall be (i) in the case of a Sub-Trust whose Shares are not divided into classes, the quotient obtained by dividing the value of the net assets of that Sub-Trust (being the value of the assets belonging to that Sub-Trust less the liabilities belonging to that Sub-Trust) by the total number of Shares of that Sub-Trust outstanding, and (ii) in the case of a class of Shares of a Sub-Trust whose Shares are divided into classes, the quotient obtained by dividing the value of the net assets of that Sub-Trust allocable to such class

(being the value of the assets belonging to that Sub-Trust allocable to such class less the liabilities belonging to such class) by the total number of Shares of such class outstanding; all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

The Trustees may determine to maintain the net asset value per Share of any Sub-Trust at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that Sub-Trust as dividends payable in additional Shares of that Sub-Trust at the designated constant dollar amount and for the handling of any losses attributable to that Sub-Trust. Such procedures may provide that in the event of any loss each Shareholder shall be deeded to have contributed to the capital of the Trust attributable to that Sub-Trust such Shareholder’s pro rata portion of the total number of Shares required to be cancelled in order to permit the net asset value per Share of that Sub-Trust to be maintained, after Reflecting such loss, at the designated constant dollar amount. Each Shareholder of the Trust shall be deemed to have agreed, by making an investment in any Sub-Trust with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

(i) Transfer. All Shares of each particular Sub-Trust or class thereof shall be transferable, but transfers of Shares of a particular Sub-Trust or class thereof will be recorded on the Share transfer records of the Trust applicable to that Sub-Trust or class only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Sub-Trust or class and at such other times as may be permitted by the Trustees.

(j) Equality. Except as provided herein or in the instrument designating and establishing any class of Shares or any Sub-Trust, all Shares of each particular Sub-Trust or class thereof shall represent an equal proportionate interest in the assets belonging to that Sub-Trust, or in the case of a class, belonging to that Sub-Trust and allocable to that class, subject to the liabilities belonging to that Sub-Trust or class, and each Share of any particular Sub-Trust or class shall be equal to each other Share of that Sub-Trust or class; but the provisions of this sentence shall not restrict any distinctions permissible under subsection (c) of this Section 4.2 that may exist with respect to dividends and distributions on Shares of the same Sub-Trust or class. The Trustees may from time to time divide or combine the Shares of any particular Sub-Trust or class into a greater or lesser number of Shares of that Sub-Trust or class without thereby changing the proportionate beneficial interest in the assets belonging to that Sub-Trust or class or in any way affecting the rights of Shares of any other Sub-Trust or class.

(k) Fractions. Any fractional Share of any Sub-Trust or class, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Sub-Trust or class, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

(l) Conversion Rights. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that holders of Shares of any Sub-Trust or class thereof shall have the right to convert said Shares into Shares of one or more other Sub-Trust or class thereof in accordance with such requirements and procedures as may be established by the Trustees.

(m) Class Differences. The relative rights and preferences of the classes of any Sub-Trust may differ in such other respects as the Trustees may determine to be appropriate in their sole discretion, provided that such differences are set forth in the instrument establishing and designating such classes and executed by a majority of the Trustees (or by an instrument executed by an officer of the Trust pursuant to a vote of a majority of the Trustees).

Section 4.3. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Sub-Trust and each class thereof that has been established and designated. No certificates certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Sub-Trust and class thereof held from time to time by each such Shareholder.

Section 4.4. Investments in the Trust. The Trustees may accept or reject investments in the Trust and each Sub-Trust from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine. The Trustees may authorize any distributor, principle underwriter, custodian, transfer agent or other person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares whether or not conforming to such authorized terms.

Section 4.5. No Pre-emptive Rights. Shareholders shall have no pre-emptive or other right to subscribe to any additional Shares or other securities issued by the Trust or any Sub-Trust.

Section 4.6. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust or any Sub-Trust thereof nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Section 4.7. No Appraisal Rights. Shareholders shall have no right to demand payment for their shares or to any other rights of dissenting shareholders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters’ rights by a shareholder of a corporation organized under Chapter 156B of the General Laws of the Commonwealth of Massachusetts, or otherwise.

ARTICLE V.

SHAREHOLDERS’ VOTING POWERS AND MEETINGS

Section 5.1. Voting Powers. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 3.1, (ii) with respect to any contract with a Contracting Party as provided in Section 3.3 as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust to the extent and as provided in Sections 7.1 and 7.2, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or Sub-Trust thereof or the Shareholders (provided, however, that a Shareholder of a particular Sub-Trust shall not be entitled to a derivative or class action on behalf of any other Sub-Trust (or Shareholder of any other Sub-Trust) of the Trust) and (vi) with respect to such additional matters relating to the Trust and may be required by the 1940 Act; this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Proxies may be given by or on behalf of a shareholder orally or in writing or pursuant to any computerized, telephonic, or mechanical data gathering process. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed or otherwise given by or on behalf of any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed or otherwise given by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

Section 5.2. Meetings. No annual or regular meeting of Shareholders is required. Special meetings of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid; stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder’s address as it appears on the records of the Trust. The Trustees shall promptly call and give notice of a meeting of Shareholders for the purpose of voting upon removal of any Trustee of the Trust when requested to do so in writing by Shareholders holding not less than 10% of the Shares then outstanding. If the Trustees shall fail to call or give notice of any meeting of Shareholders for a period of 30 days after written application by Shareholders holding at least 10% of the Shares then outstanding requesting a meeting be called for any other purpose requiring action by the Shareholders as provided herein or in the By-Laws, then Shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

Section 5.3. Record Dates. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than 90 days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though such Shareholder has since that date and time disposed of such Shareholder’s Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.

Section 5.4. Quorum and Required Vote. Except as otherwise provided by the 1940 Act or other applicable law, thirty percent of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders meeting, but any lesser number shall be sufficient for adjournments. Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose provided no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice. A majority of the Shares voted at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the By-Laws.

Section 5.5. Action by Written Consent. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Section 5.6. Inspection of Records. The records of the Trust shall be open to inspection by Shareholders for any lawful purpose reasonably related to a Shareholder’s interest as a Shareholder. The Trustees may from time to time establish reasonable standards including standards governing what information and documents are to be furnished, at what time and location and at whose expense with respect to Shareholder inspection of Trust records to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

Section 5.7. Additional Provisions. The By-Laws may include further provisions for Shareholders’ votes and meetings and related matters not inconsistent with the provisions hereof.

Section 5.8. Shareholder Communications. Whenever ten or more Shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either Shares having a net asset value of at least $25,000 or at least 1% of the outstanding Shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a Shareholder meeting and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust or Sub-Trust, as applicable; or (2) inform such applicants as to the approximate number of Shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

If the Trustees elect to follow the course specified in clause (2) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall with reasonable promptness, mail such material to all Shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. The Trustees shall thereafter comply with any order entered by the Commission and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

ARTICLE VI.

LIMITATION OF LIABILITY; INDEMNIFICATION

Section 6.1. Trustees, Shareholders, etc. Not Personally Liable; Notice. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Sub-Trust with which such person dealt for payment under such credit, contract or claim; and neither the Shareholders of any Sub-Trust nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, nor any other Sub-Trust shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust, any Sub-Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust (or the Sub-Trust) or the Trustees and not personally. Nothing in this Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Sub-Trust in question, as the cases may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

Section 6.2. Trustee’s Good Faith Action; Expert Advice; No Bond Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable for such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 3.3. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

Section 6.3. Indemnification of Shareholders. In case any Shareholder (or former Shareholder) of any Sub-Trust of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder’s acts or omissions or for some other reason, said Sub-Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and die Shareholder or former Shareholder (or such Shareholder’s heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of said Sub-Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability.

Section 6.4. Indemnification of Trustee, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19)of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Section 6.5. Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 6.4, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.6. Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators, an “interested Covered

Person” is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a “disinterested” person is a person against whom none of such action suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Noting contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Section 6.7. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

ARTICLE VII.

MISCELLANEOUS

Section 7.1. Duration and Termination of Trust. Unless terminated as provided herein, the Trust shall continue without limitation of time and, without limiting the generality of the foregoing, no change, alteration or modification with respect to any Sub-Trust or class thereof shall operate to terminate the Trust. The Trust may be terminated at any time by a majority of the Trustees then in office subject to a favorable vote of a majority of the outstanding voting securities, as defined in the 1940 Act.

Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustee consider appropriate, reduce the remaining assets to distributable form in cash, securities or other property, or any combination thereof, and distribute the proceeds to the Shareholders in conformity with the provisions of subsection (d) of Section 4.2.

Section 7.2. Reorganization. The Trust or any one or more Sub-Trusts, may, either as the successor, survivor, or non-survivor, (1) consolidate or merge with one or more other trusts, sub-trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, partnership, limited liability company, association or corporation under the laws of which any one of the constituent entities is organized with the Trust to be the survivor or non-survivor of such consolidation or merger, or (2) transfer a substantial portion of its assets to one or more other trusts, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, sub-trusts, partnerships, limited liability companies, associations or corporations transfer a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more Sub-Trusts as the case may be, in connection therewith. Any such consolidation, merger or transfer may be authorized at any time by vote of a majority of the Trustees then in office.

Section 7.3. Amendments. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not materially adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to this Declaration of Trust that materially adversely affects the rights of Shareholders may be adopted at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees) when authorized to do so by the vote in accordance with subsection (e) of Section 4.2 of Shareholders as specified in Section 5.4 hereof. Subject to the foregoing, any such amendment shall be effective as of any prior or future time as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

Section 7.4. Filing of Copies; References; Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like “herein,” “hereof” and “hereunder” shall be deemed to refer to this instrument as a whole as the same may be amended or affected by an such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 7.5. Applicable Law. This Declaration of Trust is made in the Commonwealth of Massachusetts, and is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type referred to in Section 1 of Chapter 182 of the Massachusetts General Laws and of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Section 7.6. Integration. This Declaration of Trust constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned hereunto has set his hand and seal in the City of Boston, Commonwealth of Massachusetts, for himself and his assigns, as of the day and year first above written.

/s/ Sean M. Healey

Sean M. Healey

THE COMMONWEALTH OF MASSACHUSETTS

Suffolk County, ss

Then personally appeared before me the within-named Sean M. Healey, who acknowledged the execution of the forgoing instrument to be his free act and deed, before me, this 18th day of June, 1999.

/s/ Ellen F. Lindsey Notary Public

[Notarial Seal]

My commission expires: 8/02/02

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer

(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee

Trust Accounts
(1) ABC Trust	(1) Jane Doe, Trustee

(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe

Custodial Accounts
(1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith

(2) John Smith	(2) John Smith, Executor

PROXY TABULATOR

P.O. BOX 859232

BRAINTREE, MA 02185-9232

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings

CALL:	To vote by phone call toll-free 1-800-791-3320 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.kingproxy.com/managers and follow the on-screen instructions.
MAIL:	Return the signed proxy card in the enclosed envelope.

[Fund Name Prints Here]	MANAGERS AMG FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 2, 2013

This proxy is solicited on behalf of the Board of Trustees of Managers AMG Funds (the “Trust”). I (we), the undersigned holder(s) of shares, having received Notice of the Meeting and accompanying proxy statement therefore, and revoking all prior proxies, hereby appoint Michael S. Ponder and Donald S. Rumery, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of Managers AMG Funds to be held on July 2, 2013 at 2:00 pm (Eastern time) at the offices of Managers Investment Group LLC (“Managers” or the “Manager”), 800 Connecticut Avenue, Norwalk, Connecticut 06854, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the Fund which I (we) will be entitled to vote or act upon, with all powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as an attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally.

Signature(s) [Title(s) if applicable]	Date

Signature of joint owner, if any	Date

AMG03_Managers AMG Funds_35230022-140-Front 1.01

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ¢ PLEASE DO NOT USE FINE POINT PENS.

1.	To elect the following ten Nominees as members of the Board of Trustees of the Trust (All Funds):	FOR	WITHHOLD

	(01) Bruce B. Bingham	☐	☐

	(02) William E. Chapman II	☐	☐

	(03) Edward J. Kaier	☐	☐

	(04) Steven J. Paggioli	☐	☐

	(05) Eric Rakowski	☐	☐

	(06) Thomas R. Schneeweis	☐	☐

	(07) Christine C. Carsman	☐	☐

	(08) Kurt Keilhacker	☐	☐

	(09) Richard F. Powers III	☐	☐

	(10) Victoria Sassine	☐	☐

2.	To amend fundamental investment restrictions relating to (All Funds except Yacktman Fund and Yacktman Focused Fund):		FOR	AGAINST	ABSTAIN
	2.A.	Issuance Of Senior Securities	☐	☐	☐

	2.B.	Borrowing	☐	☐	☐

	2.C.	Lending	☐	☐	☐

	2.D.	The Underwriting Of Securities	☐	☐	☐

	2.E.	Purchasing And Selling Commodities	☐	☐	☐

	2.F.	Purchasing And Selling Real Estate	☐	☐	☐

	2.G.	Diversification Of Investments	☐	☐	☐

	2.H.	Concentrating Investments In A Particular Industry	☐	☐	☐

3.	To amend and restate the Master Trust Agreement of the Trust relating to (All Funds):		FOR	AGAINST	ABSTAIN

	3.A.	Declaration of Trust Amendment Procedure	☐	☐	☐

	3.B.	Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	☐	☐	☐

	3.C.	Other Changes	☐	☐	☐

Each of the sub-proposals in Proposal 3 is conditioned upon the approval by the shareholders of the other sub-proposals in Proposal 3, and the entire Proposal 3 will fail if the shareholders of the Trust do not approve any such individual sub-proposal in Proposal 3.

4.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof (All Funds).

PLEASE SIGN ON REVERSE SIDE AMG03_Managers AMG Funds_35230028-140-Back 1.01